Exhibit 10.17


                               QUAKER CITY BANK


                       EMPLOYEES' RETIREMENT INCOME PLAN












       (As Amended and Restated and Generally Effective January 1, 2000)

                               QUAKER CITY BANK

                       EMPLOYEES RETIREMENT INCOME PLAN

                               TABLE OF CONTENTS

PREAMBLE.................................................................   1

ARTICLE 1 - DEFINITIONS..................................................   2

     1.1   General.......................................................   2
     1.2   Actuarial Equivalent..........................................   2
     1.3   Administrator.................................................   4
     1.4   Annuity Starting Date.........................................   4
     1.5   Bank: Bank Affiliate..........................................   4
     1.6   Beneficiary...................................................   4
     1.7   Benefit.......................................................   4
     1.8   Board.........................................................   4
     1.9   Break in Service or One (1) Year Break in Service.............
     1.10  Code..........................................................   5
     1.11  Committee.....................................................   5
     1.12  Compensation..................................................   5
     1.13  Contingent Annuitant..........................................
     1.14  December 31, 1999 Retirement Benefit..........................
     1.15  Direct Rollover...............................................
     1.16  Direct Rollover Distributee...................................
     1.17  Disability Retirement.........................................
     1.18  Early Retirement..............................................
     1.19  Early Retirement Benefit......................................
     1.20  Early Retirement Date.........................................
     1.21  Effective Date................................................   7
     1.22  Election Period...............................................   8
     1.23  Eligible Employee.............................................
     1.24  Eligible Retirement Plan......................................   8
     1.25  Eligible Rollover Distribution................................   9
     1.26  Employee......................................................
     1.27  Enrolled Actuary..............................................  10
     1.28  ERISA.........................................................  10
     1.29  Former Participant............................................  10
     1.30  Highly Compensated Employee...................................  10
     1.31  Hour of Service...............................................  11
     1.32  January 1, 2000 Beginning Balance.............................  11
     1.33  Joint and Survivor Annuity....................................  12
     1.34  Late Retirement...............................................  12
     1.35  Late Retirement Benefit.......................................  12
     1.36  Late Retirement Date..........................................  12
     1.37  Military Leave................................................  12
     1.38  Normal Retirement Age.........................................  12
     1.39  Normal Retirement Benefit.....................................  12
     1.40  Normal Retirement Date........................................  13
     1.41  Optional Retirement Benefit...................................  13
     1.42  Participant...................................................  13
     1.43  Payday........................................................  13
     1.44  Plan..........................................................  13

     1.45  Plan Representative...........................................  13
     1.46  Plan Year.....................................................  13
     1.47  Rules of the Plan.............................................  13
     1.48  Secretary.....................................................  13
     1.49  Separation from Service.......................................  14
     1.50  Social Security Retirement Age................................  14
     1.51  Service.......................................................  14
     1.52  Spousal Consent...............................................  14
     1.53  Spouse: Surviving Spouse......................................  15
     1.54  Statutory Compensation........................................  15
     1.55  Survivor Annuity..............................................  15
     1.56  Trust.........................................................  15
     1.57  Trust Agreement...............................................  16
     1.58  Trust Fund....................................................  16
     1.59  Trustee.......................................................  16
     1.60  Vested Retirement Benefit.....................................  16
     1.61  Wage Base.....................................................  16
     1.62  Years of Eligibility Service..................................  16
     1.63  Years of Vesting Service......................................  16

ARTICLE 2 - ELIGIBILITY..................................................  18

     2.1   Requirements for Participation................................  18
     2.2   Active Participant: Inactive Participant......................  18
     2.3   Forfeitures...................................................  18
     2.4   Eligibility Upon Reemployment of a Former Participant.........  19
     2.5   Termination of Participation..................................  19

ARTICLE 3 - FUNDING OF BENEFITSA.........................................  20

     3.1   Source of Contributions.......................................  20
     3.2   Limitations...................................................  20
     3.3   Application of Forfeitures....................................  20

ARTICLE 4 - CASH BALANCE ACCOUNTS........................................  21

     4.1   Cash Balance Account..........................................  21
     4.2   January 1, 2000 Beginning Balance.............................  22
     4.3   Contribution Credits..........................................  22
     4.4   Interest Credits..............................................  22
     4.5   Benefit Distributions.........................................  23
     4.6   Certain Inactive Participants.................................  23
     4.7   Certain Former Participants...................................  24

ARTICLE 5 - RETIREMENT...................................................  25

     5.1   Normal Retirement.............................................  25
     5.2   Normal Retirement Benefit.....................................  25
     5.3   Determination of Normal Retirement Benefit....................  25
     5.4   Early Retirement..............................................  26
     5.5   Early Retirement Benefit......................................  26
     5.6   Late Retirement...............................................  27
     5.7   Late Retirement Benefit.......................................  27
     5.8   Disability Retirement.........................................  27
     5.9   Vested Retirement Benefit.....................................  29
     5.10  Joint and Survivor Annuity....................................  30
     5.11  Optional Retirement Benefit...................................  33
     5.12  Preretirement Survivor Annuity................................
     5.13  Election......................................................  36
     5.14  Reemployment of Former Participants...........................  38

     5.15  Limitation on Benefits........................................
     5.16  Involuntary Cash-Outs.........................................
     5.17  Designation of Beneficiaries and Contingent Annuitants;
           Substitute Rights of Spouse or Heirs At Law...................  42
     5.18  Distributions Prior to Retirement: Restrictions on Payment....
     5.19  Direct Rollovers..............................................  45
     5.20  Limitation on Distributions Other than Life Annuities.........  45

ARTICLE 6 - ADMINISTRATIVE PROVISIONS....................................  46

     6.1   Duties and Powers of the Administrator........................  46
     6.2   Pension Committee.............................................  46
     6.3   Limitations upon Powers of the Administrator..................  47
     6.4   Compensation and Indemnification of Administrator:
           Expenses of Administration....................................  47
     6.5   Effect of Administrator Action................................  48
     6.6   Claims Procedure..............................................  48
     6.7   Distributions Pursuant to Qualified Domestic Relations Orders.  50

ARTICLE 7 - TOP HEAVY RULES..............................................

     7.1   Top-Heavy Determination.......................................
     7.2   Minimum Benefits..............................................  54
     7.3   Vesting.......................................................  55
     7.4   Limitation on Benefits........................................  56

ARTICLE 8 - MISCELLANEOUS PROVISIONS.....................................  57

     8.1   Termination of Plan...........................................  57
     8.2   Suspension of Contributions...................................  58
     8.3   Limitation on Certain Distributions...........................  59
     8.4   Payments......................................................
     8.5   Amendment of Plan.............................................  60
     8.6   Retroactive Effect of Plan Amendment..........................
     8.7   Consolidation or Merger; Adoption of Plan by Other Companies..
     8.8   Identification of Fiduciaries.................................
     8.9   Allocation of Fiduciary Responsibilities......................
     8.10  Inspection of Records.........................................
     8.11  Limitation on Rights of Employees.............................
     8.12  Use of Funds..................................................
     8.13  Qualified Military Service....................................  64
     8.14  Errors and Misstatements......................................  64
     8.15  Conflicting Claims............................................  64
     8.16  Governing Law.................................................  64
     8.17  Genders and Plurals...........................................  65
     8.18  Titles........................................................  65
     8.19  Nonalienation of Benefits.....................................  65
     8.20  References....................................................  65

APPENDIX A - LIVING MINIMUM BENEFIT......................................  66

APPENDIX B - SPECIAL EFFECTIVE DATE PROVISIONS...........................  67

                               QUAKER CITY BANK
                       EMPLOYEES RETIREMENT INCOME PLAN

       (As Amended and Restated and Generally Effective January 1, 2000)


     This Plan is made and entered into by Quaker City Bank (hereinafter, "Employer" or Bank"), a corporation organized and existing under the laws of the State of California, with its principal place of business located at Whittier, California.

                                   RECITALS

     1. The Bank feels the need to continue to assist its Employees in meeting the burdens of retirement and to reward its Employees for their long and faithful service.

     2. The Bank desires to re-institute its retirement plan as a cash balance plan.

                             OPERATIVE PROVISIONS

     NOW, THEREFORE, except as to specific effective dates for legislative changes and otherwise required by applicable law, this Plan is generally effective January 1, 2000. The Quaker City Bank Employees' Retirement Income Plan was first established effective January 15, 1948 and amended and restated effective through January 15, 1984, and further amended effective as of January 15, 1986, January 15, 1988, January 15, 1989, January 1, 1991, December 31,
1993, and September 1, 1995 and is again amended and restated as follows.

                            ARTICLE 1 - DEFINITIONS


1.1  General
     -------

     Whenever the following terms are used in the Plan with the first letter capitalized, they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.2  Actuarial Equivalent
     --------------------

     "Actuarial Equivalent" shall mean equality in the value of aggregate amounts expected to be received under different forms of payment, based on mortality and interest rate assumptions consistent with generally accepted actuarial principles applied on a consistent basis (based upon recommendations of an Enrolled Actuary adopted by the Committee for use under this Plan). The mortality and interest rate assumptions shall be the UP 84 Mortality Table and the interest rate assumption shall be eight percent (8%).

     Solely for purposes of and computations regarding Internal Revenue Code
     Section 415 maximum benefit limitations, the interest rate used shall be:

     (a) 8% for purposes of adjusting the limitations of any form of benefit not subject to the present value restrictions in Code Section 417(e)(3), or for purposes of adjusting a benefit which begins before age sixty-two (62);

     (b) not less than the greater of the Applicable Interest Rate or 8%, for purposes of adjusting the limitation of any form of benefit subject to the present value restrictions in section 417(e)(3);

     (c) five percent (5%), where the Benefit begins after Social Security Retirement Age.

     For purposes of adjusting any limitation under (a), (b) or (c), the mortality table shall be the Applicable Mortality Table. In no event shall the amount of any benefit or annuity determined under this Section 1.2 exceed the maximum permitted under Code Section 415.

     (d) For purposes of determining the present value of a Participant's vested Accrued Benefit and the benefit distributable under Sections 5.11(a)(iv), 5.12(e) and 5.16 of the Plan, the present value shall be calculated by using the Applicable Mortality Table and the Applicable Interest Rate(s).

          For purposes of this paragraph, the Code Section 417 interest rate is the Applicable Interest Rate(s) [as defined in subsection (c) of this
          Section 1.2].

     (e) For purposes of this Section 1.2, "Applicable Interest Rate" shall mean the annual rate of interest on 30-year Treasury securities for the second (2nd) month before the date of distribution.

     (f) For purposes of this Section 1.2, "Applicable Mortality Table" shall mean the table prescribed by the Secretary, which shall be based on the prevailing commissioner's standard table (described in Code
          Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined or such other time as the Secretary may by regulations prescribe, which is currently the table provided in Revenue Rule 95-6.

     (g)  Conversion of Cash Balance Account. Notwithstanding subsection (a),
          ----------------------------------
          for purposes of the determination of a Participant's or Former Participant's Normal, Early, Late or Vested Retirement Benefit under
          Section 5.3(a), 5.5(b), 5.7(b), or 5.9, and for purposes of the determination of a Participant's or Former Participant's Benefit distributed as a life annuity or a Joint and Survivor Annuity under
          Section 5.9(e), and for purposes of the determination of the Surviving Annuity of a Surviving Spouse or Beneficiary under Section 5.12, the "Actuarial Equivalent" of the balance in such Participant's or Former Participant's Cash Balance Account shall equal such balance, multiplied by the actuarial equivalency factor (assuming a Benefit payable as a monthly payment to such Participant or Former Participant on the first day of each calendar month commencing on his Normal, Early or Late Retirement Date, as the case may be, and ending on the calendar month in which his death occurs in the case of Section 5.3(a), 5.5(b), 5.7(b) or 5.9, or in the form of annuity in which the Benefit shall be distributed in the case of Section 5.9(e) or 5.12) determined by

          (i) an interest assumption equal to the Applicable Interest Rate (as defined in Section 1.2) with respect to the distribution of such Benefit, and

          (ii) the Applicable Mortality Table (as defined in Section 1.2) with respect to the distribution of such Benefit.

     (h)  Beginning Balances. Notwithstanding subsection (a), for the purpose of
          ------------------
          the determination of a Participant's January 1, 2000 Beginning Balance under Section 4.2, the "Actuarial Equivalent" of such Participant's December 31, 1999 Retirement Benefit, payable as a monthly payment to the Participant on the first day of each calendar month commencing on such Participant's Normal Retirement Date (or Late Retirement Date, if applicable) and ending on the calendar month in which the death of such Participant occurs, shall mean such December 31, 1999 retirement Benefit, divided by the actuarial equivalency factor applicable for determining the lump sum Actuarial Equivalent value of such Participant's Benefit as of December 31, 1999 assuming that the Participant terminated employment on December 31, 1999 and received a lump sum distribution on January 1, 2000.

1.3  Administrator
     -------------

     Administrator shall mean Quaker City Bank, acting through its Board. The Board may appoint a Committee in accordance with Section 6.2 and delegate to the Committee such duties, powers and responsibilities with respect to the administration of the Plan as the Board determines appropriate.

1.4  Annuity Starting Date
     ---------------------

     The "Annuity Starting Date" shall mean the first day of the first period for which a Benefit is payable as an annuity to a Participant or Former Participant, or the date with respect to which a Benefit is payable as a lump sum distribution to a Participant or Former Participant, as the case may be by reason of his Separation from Service.

1.5  Bank: Bank Affiliate
     --------------------

     (a) "Bank" shall mean Quaker City Bank, a Federally chartered savings association, any other company which subsequently adopts the Plan as a whole or as to any one or more divisions, in accordance with Section 8.7(c), and any successor Bank which continues the Plan under Section 8.7(a).

     (b) "Bank Affiliate" shall mean any employer which, at the time of reference, was, with the Bank, a member of a controlled group of corporations or trades or businesses under common control, or a member of an affiliated service group, as determined under regulations issued by the Secretary under Code Sections 414(b), (c), (m) and 415(h) and any other entity required to be aggregated with the Bank pursuant to regulations issued under Code Section 414(o).

1.6  Beneficiary
     -----------

     "Beneficiary" shall mean a natural person properly designated by a Participant or Former Participant in the manner provided in Section 5.17 and, where appropriate, his Spouse or heirs at law, as provided in such Section.

1.7  Benefit
     -------

     "Benefit" shall mean a monthly payment payable at the times and over the applicable periods specified in Article 5.

1.8  Board
     -----

     "Board" shall mean the Board of Directors of Quaker City Bank, a Federally chartered savings association, or its successor in interest resulting from merger consolidation or transfer of substantially all assets which expressly agrees in writing to continue the Plan as its own.

1.9  Break in Service or One (1) Year Break in Service
     -------------------------------------------------

     "Break in Service or One (1) Year Break in Service" of an Employee or former Employee shall mean the Plan Year during which an employee has not completed an aggregate of more than five hundred (500) Hours of Service, including, for this purpose only, such hours as may be credited during a leave of absence approved in writing by the Committee pursuant to nondiscriminatory rules applicable to similarly situated employees, provided that the employee returns from his leave of absence to the Service of the employer within thirty (30) days after his termination of such leave of absence, plus such hours as may be required to be credited to the account of an employee under the Family and Medical Leave Act of 1993 or those Federal laws applicable to employees in the Armed Services under conscription or in time of war and any similar Federal laws, provided that the employee returns to the Service of the employer within the minimum time specified by such laws. In determining a Break in Service for eligibility purposes the twelve (12) month computation period shall be the twelve (12) consecutive month period specified in Section 1.62.

     Notwithstanding anything to the contrary contained herein, a transfer of participation from any defined benefit plan of the employer as a consequence of a change in the job classification of the Participant shall not constitute a One (1) Year Break in Service in any Plan Year in which the employee completes more than five hundred (500) Hours of Service with the Employer.

1.10 Code
     ----

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.11 Committee
     ---------

     "Committee," "Pension Committee," or "Retirement Board" shall mean the Committee appointed in accordance with Section 6.2.

1.12 Compensation
     ------------

     "Compensation" of a Participant for any Plan Year shall mean his total salary and wages, including bonuses, commissions, overtime payments, incentives and other monetary remuneration, if any, which are paid to the Employee by the Employer during the taxable year ending with or within the Plan Year and which are reported as wages on the Employee's Form W-2 by reason of services performed by an Eligible Employee, and including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3) (401(k) plans), 402(h) or 403(b). Compensation shall include elective deferrals under non-qualified plans maintained by the Bank, regardless of whether such deferrals are included in gross income. Elective deferrals to non-qualified plans will be included as Compensation for the plan year of deferral.

      Compensation shall exclude reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation not specifically included in the preceding paragraph, Employer contributions to other qualified plans, any compensation paid or payable by reason of services performed after the date the Employee ceased to be a Participant and welfare benefits (including severance pay), but in no event greater than $170,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)). Compensation for loan agents shall be limited to the dollar limit described in Code Section 414(q) for determining highly compensated employees.

1.13  Contingent Annuitant
      --------------------

      "Contingent Annuitant" shall mean a person properly designated by a Participant or Former Participant in the manner provided in Section 5.17 to receive benefits solely in accordance with Section 5.11.

1.14  December 31, 1999 Retirement Benefit
      ------------------------------------

      "December 31, 1999 Retirement Benefit" of a Participant shall mean the amount determined under Section 4.2(b).

1.15  Direct Rollover
      ---------------

      "Direct Rollover" shall mean a payment by the Plan to an Eligible Retirement Plan designated by a Direct Rollover Distributee.

1.16  Direct Rollover Distributee
      ---------------------------

      "Direct Rollover Distributee" shall mean a Participant or a Former Participant, Surviving Spouse of a Participant or Former Participant, or a Spouse or former Spouse of a Participant or a Former Participant who is an alternate payee under a "qualified domestic relations order", as defined in Code Section 414(p).

1.17  Disability Retirement
      ---------------------

      "Disability Retirement" of a Participant shall mean the period commencing on his Separation from Service authorized by the Administrator (or its delegate) upon its finding, based on evidence that such Participant meets the eligibility requirements for benefits under the Bank LTD plan. In the event a Participant is not covered by the Bank LTD plan, then eligibility shall be based upon a determination that the Participant would meet the eligibility requirements for benefits under the Bank LTD plan.

     (a) If a Participant becomes and remains disabled while employed by the Employer after completing four (4) Years of Service, such Participant shall continue to be considered an active Employee of the Employer for all purposes of this Plan until the earlier to occur of:

          (i)  The Participant's recovery from such disability; or
          (ii) The Annuity Starting Date.

          The Participant's Compensation during such period of disability shall be based upon such Participant's rate of Compensation as of the date such disability commenced, as though the Participant continued in active employment, and such Compensation shall be used in calculating the Participant's Benefit.

     (b) If a disabled Participant ceases to be disabled prior to Normal Retirement Date and returns to the Service of the Employer within sixty (60) days after the cessation of such disability, such Participant's Years of Service shall include such period of disability. The Participant's Compensation for the period of disability will be determined as described in (a) above. If a disabled Participant ceases to be disabled prior to Normal Retirement Date and does not return to the Service of the Employer for any reason within such sixty (60)-day period, such Participant shall be considered as having terminated employment as of the date such disability ceased. Such Participant may then be eligible for a deferred vested benefit as described in Section 5.9 hereof. The Participant's Years of Service shall include the period of disability and Compensation for the period of disability as determined in (a) above.

      For purposes of this section only, a Participant's Annuity Starting Date shall be the Normal Retirement Date and Benefits must commence on that date.

1.18  Early Retirement
      ----------------

      "Early Retirement" shall mean the retirement of a Participant or Former Participant on his Early Retirement Date.

1.19  Early Retirement Benefit
      ------------------------

      "Early Retirement Benefit" shall mean the Benefit to which a Participant or Former Participant is entitled under Section 5.5.

1.20  Early Retirement Date
      ---------------------

      "Early Retirement Date" of a Participant or Former Participant shall mean the first day of any month, as he shall elect in accordance with Section 5.4, which precedes his Normal Retirement Date and is coincident with or follows his fifty-fifth birthday and his completion of (a) four Years of Service, for Participants who participated in the Plan before January 1, 2000, or (b) five Years of Service for Participants who first became Participants in the Plan after December 31, 1999.

1.21  Effective Date
      --------------

      "Effective Date" means January 1, 2000, except where an earlier date is required. Original Effective Date means January 15, 1948. With respect to a division, subsidiary or Bank Affiliate, the Effective Date is the date the entity first becomes a participating employer in the Plan.

1.22  Election Period
      ---------------

      "Election Period" means, in the case of an election under Section 5.10(f) to waive the Joint and Survivor Annuity, the period beginning 90 days before the Participant's or Former Participant's Annuity Starting Date and ending on the latest of

     (a)  the Participant's or Former Participant's Annuity Starting Date,

     (b) the thirtieth day after the latest mailing or personal delivery to him of the explanation described in Section 5. 10(d)(i), or

     (c) the sixtieth day after the mailing or personal delivery to him of the information he has requested under Section 5.10(d)(ii).

1.23  Eligible Employee
      -----------------

      "Eligible Employee" shall mean any Employee who has completed one (1) Year of Eligibility Service with the Bank and attained age twenty-one (21). Eligible Employees shall not include (i) any Employee who is a member of a collective bargaining agreement, which agreement does not specifically provide for coverage of such Employee under this Plan, provided that retirement benefits were the subject of good faith bargaining between Employee representatives and the Employer, (ii) any non-resident alien who has no earned income from sources within the United States, (iii) any Leased Employees as defined in Section 1.26, or any Employee of a Bank Affiliate which has not adopted the Plan, or (iv) any person who receives compensation for services from the Bank but who is not treated by the Bank as a common law employee for purposes of income tax withholding, regardless of whether such person is later determined to be or to have been a common law employee of the Bank at the time such services were performed.

1.24  Eligible Retirement Plan
      ------------------------

      "Eligible Retirement Plan" shall mean an individual retirement account (described in Code Section 408(a)), an individual retirement annuity (described in Code Section 408(b)), an annuity plan (described in Code
      Section 403(a)), or a qualified trust (described in Code Section 401(a)), that will accept a Direct Rollover Distributee's Eligible Rollover Distribution; provided, however, that, in the case of an Eligible Rollover Distribution to a Direct Rollover Distributee who is a Surviving Spouse of a Participant or Former Participant, an "Eligible Retirement Plan" shall mean only an individual retirement account or an individual retirement annuity.

1.25  Eligible Rollover Distribution
      ------------------------------

     (a) Except as provided in subsection (b), "Eligible Rollover Distribution" shall mean any distribution of a Participant's or Former Participant's Benefit to a Direct Rollover Distributee.

     (b)  "Eligible Rollover Distribution" shall not mean any distribution

          (i) that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Direct Rollover Distributee and the Direct Rollover Distributee's Spouse, Contingent Annuitant or Beneficiary,

          (ii) that is part of a series of distributions during a calendar year to the extent that such distributions are expected to total less than $200, as described in Temp. Reg. Section l.401(a)(31)-lT A-11, or

          (iii) to the extent such distribution is required under Code Section 401(a)(9).

1.26  Employee
      --------

      "Employee" shall mean a person employed by the Bank or Bank Affiliate, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Bank or Bank Affiliate as well as any other person qualifying as a common law Employee of the Bank or Bank Affiliate. Employee shall include Leased Employees within the meaning of Section 414(n)(2) of the Code.

      For purposes of this Section 1.26, the term "Leased Employee" shall mean any person (other than an employee of the Bank) who pursuant to an agreement between the Bank and any other person ("leasing organization") has performed services for the Bank (or for the Bank and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are under the primary direction and control of the Bank. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Bank.

      A Leased Employee shall not be considered an Employee of the Bank if:

     (i)  Such Employee is covered by a money purchase pension plan providing:

          (1) A nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Bank pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, 402(e)(3), 402(h) or 403(b) of the Code.

          (2)  Immediate participation, and

          (3)  Full and immediate vesting; and

     (ii) Leased Employees do not constitute more than twenty percent (20%) of the Employer's non-highly compensated work force.

1.27  Enrolled Actuary
      ----------------

      "Enrolled Actuary" shall mean the person enrolled by the Joint Board for the Enrollment of Actuaries established under Subtitle C of Title III of ERISA who has been engaged by the Administrator (or its delegate) on behalf of all Participants to make and render all necessary actuarial determinations, statements, opinions, assumptions, reports and valuations under the Plan as required by law or requested by the Administrator (or its delegate).

1.28  ERISA
      -----

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

1.29  Former Participant
      ------------------

      "Former Participant" shall mean a Participant who has had a Separation from Service. A "Former Participant" may again become a "Participant" upon becoming an Employee or employed by a Bank Affiliate.

1.30  Highly Compensated Employee
      ---------------------------

     (a) For any Plan Year, a "Highly Compensated Employee" shall mean any Employee who

          (i) in the previous Plan Year, or the current Plan Year, was a 5% owner of the Bank (within the meaning of Code Section 414(q)(2)), or

          (ii) in the previous Plan Year, had Statutory Compensation in excess of $80,000 (adjusted as described in Code Section 414(q)(1)(B)).

     (b) For purposes of this Section, "Statutory Compensation" shall include amounts not includable in gross income by reason of Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) and, for any Plan Year, "Employee" shall include leased employees treated as Employees of the Bank or a Bank Affiliate pursuant to Code Section 414(n) or 414(o) and shall include employees of a Bank Affiliate, but shall not include an Employee who is on a leave of absence throughout the Plan Year, or an Employee who will not attain age 55 before the last day of such Plan

          Year and who receives Statutory Compensation for the Plan Year in an amount less than 50% of such Employee's average annual Statutory Compensation for the three consecutive calendar years preceding such Plan Year during which such Employee received the greatest amount of Statutory Compensation (or the total period of the Employee's employment by the Bank or any Bank Affiliate, if less).

1.31  Hour of Service
      ---------------

     (a) "Hour of Service" of an Employee (including a leased Employee pursuant to Code Sections 414(n) and (o)) shall mean the following:

          (i) Each hour for which he is paid or entitled to payment by the Bank or a Bank Affiliate for the performance of services.

          (ii) Each hour in or attributable to a period of time during which he performs no duties (irrespective of whether he has had a Separation from Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, Military Leave or a leave of absence for which he is so paid or so entitled to payment by the Bank or a Bank Affiliate, whether direct or indirect; provided, however, that

               a. no more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any such period; and

               b. no such hours shall be credited to an Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

          (iii) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Bank or a Bank Affiliate.

     (b) Hours of Service under subsection (a)(ii) and (a)(iii) shall be calculated in accordance with 29 C.F.R. Section 2530.200b-2(b). Each Hour of Service shall be attributed to the computation period in which it occurs except to the extent that the Bank, in accordance with 29 C.F.R. Section 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.



1.32  January 1, 2000 Beginning Balance
      ---------------------------------

      "January 1, 2000 Beginning Balance" of a Participant means the amount determined in accordance with Section 4.2(a).

1.33  Joint and Survivor Annuity
      --------------------------

      "Joint and Survivor Annuity" shall mean the qualified joint and survivor annuity form of benefit provided in Section 5.10.

1.34  Late Retirement
      ---------------

      Late Retirement" shall mean the retirement of a Participant on his Late Retirement Date.

1.35  Late Retirement Benefit
      -----------------------

     "Late Retirement Benefit" shall mean the Benefit to which a Participant is entitled under Section 5.7.

1.36  Late Retirement Date
      --------------------

      "Late Retirement Date" of a Participant shall be that date as determined under Section 5.6.

1.37  Military Leave
      --------------

      Any Employee who leaves the Bank or a Bank Affiliate directly to perform service in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling him to reemployment rights as provided in the laws of the United States, shall, solely for the purposes of the Plan and irrespective of whether he is compensated by the Bank or such Bank Affiliate during such period of service, be presumed an Employee on Military Leave. An Employee's Military Leave shall expire if such Employee voluntarily resigns from the Bank or such Bank Affiliate during such period of service, or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights.

1.38  Normal Retirement Age
      ---------------------

      "Normal Retirement Age" shall mean in the case of each Participant or Former Participant, the later of the date he attains his sixty-fifth
      (65th) birthday or attains the fifth (5th) anniversary of the date his participation in the Plan commenced.

1.39  Normal Retirement Benefit
      -------------------------

      "Normal Retirement Benefit" shall mean the Benefit to which a Participant or Former Participant is entitled under Section 5.3 or 5.8, as applicable.

1.40  Normal Retirement Date
      ----------------------

      "Normal Retirement Date" of a Participant or Former Participant shall mean the first day of the calendar month coincident with or immediately following attainment of Normal Retirement Age.

1.41  Optional Retirement Benefit
      ---------------------------

      "Optional Retirement Benefit" shall mean a Benefit available under Section 5.11.

1.42  Participant
      -----------

      "Participant" shall mean any person included in the Plan as provided in
      Article 2. A "Participant" may be an "Active Participant" or an "Inactive Participant," as determined under Section 2.2. A "Former Participant" shall not be a "Participant," unless he becomes an Employee or employed by a Bank Affiliate.

1.43  Payday
      ------

      "Payday" of a Participant shall mean the actual day for payment of Compensation to such Participant.

1.44  Plan
      ----

      "Plan" shall mean The Quaker City Bank Employees' Retirement Income Plan.

1.45  Plan Representative
      -------------------

      "Plan Representative" shall mean any person or persons designated by the Administrator (or its delegate) in accordance with the Rules of the Plan to function in accordance with Section 1.53.

1.46  Plan Year
      ---------

      "Plan Year" shall be the calendar year.

1.47  Rules of the Plan
      -----------------

     "Rules of the Plan" shall mean rules adopted by the Administrator (or its delegate) pursuant to Section 6.1(a)(ii) for the administration, interpretation or application of the Plan.

1.48  Secretary
      ---------

      "Secretary" shall mean the Secretary of the Treasury or his delegate.

1.49  Separation from Service
      -----------------------

     (a) "Separation from Service" of an Employee shall mean his resignation from or discharge by the Bank or a Bank Affiliate, or his death, Early, Normal, Late or Disability Retirement, but not his transfer among the Bank and Bank Affiliates.

     (b) A leave of absence or sick leave authorized by the Bank or a Bank Affiliate in accordance with the Family and Medical Leave Act of 1993 or with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from Service; provided, however, that

          (i) continuation upon a temporary layoff for lack of work for a period in excess of three months shall be considered a discharge effective as of the end of the third month of such period;

          (ii) failure to return to work upon expiration of any leave of absence, sick leave, Military Leave or vacation or after recall from a temporary layoff for lack of work shall be considered a resignation on such date as is determined by the employment rules and policies of the Bank or Bank Affiliate.

1.50  Social Security Retirement Age
      ------------------------------

      "Social Security Retirement Age" of a Participant or Former Participant shall mean the age with respect to such Participant or Former Participant determined under Code Section 415(b)(8).

1.51  Service
      -------

      "Service" shall mean the period of an Employee's employment with the Bank or any Bank Affiliate.

1.52  Spousal Consent
      ---------------

      "Spousal Consent" to an election, designation or other action of a Participant, shall mean the written consent thereto of the Spouse of the Participant, witnessed by a Plan Representative or a notary public, which acknowledges the effect of such election on the rights of the Spouse. If Spousal Consent is given to a Beneficiary designation, such designation must state the specific nonspouse Beneficiary and optional form of benefit and such designation may not be changed without further Spousal Consent unless the prior Spousal Consent expressly permits such changes without the necessity of further Consent. Spousal Consent shall be deemed to have been obtained if it is established to the satisfaction of the Plan Representative that it cannot actually be obtained because there is no Spouse, or because the Spouse could not be located, or because of such other circumstances as the Secretary by regulation may prescribe. Any Spousal Consent shall be effective only with respect to the Spouse in question.

1.53  Spouse: Surviving Spouse
      ------------------------

      "Spouse" or "Surviving Spouse" of a Participant or Former Participant shall mean the spouse to whom he was married on the earlier of

     (a)  his Annuity Starting Date, or

     (b)  the date of his death;

      provided, however, that, to the extent required by a qualified domestic relations order issued in accordance with Code Section 414(p), a former spouse shall be treated as a Spouse.

1.54  Statutory Compensation
      ----------------------

      "Statutory Compensation" of a Participant for any Plan Year shall mean his total taxable remuneration received from the Bank and all Bank Affiliates in that Plan Year for services rendered as an Employee (including those items not reported on Form W-2 as determined under Treas. Reg. Section 1.415-2(d)(1)), including contributions to a plan as defined under Code
      Section 125, 401(k) or 403(b), but exclusive of

     (a) Bank and Bank Affiliate contributions to a deferred compensation plan (to the extent not includable in the gross income of the Participant) or to a simplified employee pension plan (to the extent deductible by the Participant) and any distribution from a deferred compensation plan,

     (b) amounts realized from the exercise of a non-qualified stock option, and

     (c) amounts realized from the sale, exchange or other disposition of acquired under a qualified stock option and

     (d) other amounts, which receive special tax benefits such as premiums for group life insurance and contributions toward the purchase of an annuity contract described in Code Section 403(b).

1.55  Survivor Annuity
      ----------------

      "Survivor Annuity" shall mean the qualified preretirement survivor annuity form of benefit provided to a Surviving Spouse in Section 5.12(b), or the survivor annuity form of benefit provided to a Beneficiary in Section 5.12(c).

1.56  Trust
      -----

      "Trust" shall mean the trust maintained under the Trust Agreement.

1.57  Trust Agreement
      ---------------

      "Trust Agreement" shall mean that certain Trust Agreement pursuant to The Quaker City Bank Employees' Retirement Income Plan, as it may be amended from time to time, providing for the investment and administration of the Trust Fund. By this reference, the Trust Agreement is incorporated herein.

1.58  Trust Fund
      ----------

      "Trust Fund" shall mean the fund established under the Trust Agreement from which any amounts payable under the Plan are to be paid.

1.59  Trustee
      -------

      "Trustee" shall mean the Trustee under the Trust Agreement.

1.60  Vested Retirement Benefit
      -------------------------

      "Vested Retirement Benefit" shall mean the Benefit provided under Section
      5.9 which is nonforfeitable, except as provided therein.

1.61  Wage Base
      ---------

      "Wage Base" for any Plan Year shall mean the contribution and benefit base under Section 230 of the Social Security Act in effect on the first day of such Plan Year.

1.62  Years of Eligibility Service
      ----------------------------

      A "Year of Eligibility Service" shall mean a period of twelve (12) consecutive months commencing on an Employee's date of employment during which such Employee has completed one thousand (1,000) Hours of Service.

      If an Employee does not work one thousand (1,000) Hours of Service during his initial twelve (12) months of employment with the Bank, but is still employed by the Bank, such Employee shall next commence the one thousand (1,000) Hours of Service eligibility requirement for participation in the Plan during the Plan Year next commencing after the date of his employment, or each Plan Year subsequent thereto, until he meets the one thousand (1,000) Hours of Service eligibility requirement for participation in the Plan.

1.63  Years of Vesting Service
      ------------------------

      "Year of Vesting Service" for purposes of determining a Participant's vesting under the Plan means:

     (a) For Service prior to January 15, 1976, the latest period of continuous Service as an Employee (as determined in accordance with the provisions of the Plan as in effect prior to January 15, 1976) prior to January 15, 1976, plus

     (b) For Service after January 15, 1976, each Plan Year in which the Employee earns at least one thousand (1,000) Hours of Service, but excluding Years of Vesting Service prior to a Break in Service, except as provided in Section 1.8.

     (c) Notwithstanding paragraph (a) above, all pre-1976 Years of Vesting Service, if any, shall be counted from a Participant's original date of hire and shall be used to determine his Years of Vesting Service.

     If an Employee earns 1,000 Hours of Service during the 12-month period commencing on his date of employment, but fails to earn credit for a Year of Vesting Service during either the Plan Year in which his employment commenced or the next succeeding Plan Year, such Employee shall nevertheless be credited with a Year of Vesting Service for vesting purposes during the first Plan Year commencing after his date of employment.

     To the extent required under Section 414(a) of the Code and Regulations issued thereunder, Years of Vesting Service shall include Service for a predecessor company. "Service" shall mean an Employee's period of employment with the Bank or a Bank Affiliate.

     A Participant shall not experience a permanent forfeiture of vesting service herein unless such Participant experiences five consecutive One-Year Breaks in Service. In that event, all pre-break service shall not be counted for determining a Participant's vested interest in post-break Benefits.

                            ARTICLE 2 - ELIGIBILITY


2.1  Requirements for Participation
     ------------------------------

     (a) Participants at December 31, 1999 shall continue to participate in the Plan.

     (b) Except as provided in subsections (c) and (d), any other person who on the first day of any calendar month is an Eligible Employee shall become a Participant on such day.

     (c) A Former Participant shall become an Active Participant effective as of his first subsequent Hour of Service as an Eligible Employee.

          A Former Participant shall become an Inactive Participant effective as of his first subsequent Hour of Service as an employee of a Bank Affiliate, or as an Employee in a position or classification which is within a bargaining unit or as an Employee who is not an Eligible Employee. There shall be no duplication of any previously accrued Benefits (whether or not distributed) by reason of a Former Participant's readmission to the Plan.

     (d) A former Employee who was not an Employee on the first day of the calendar month on which he first met all other eligibility requirements shall become a Participant effective as of his first subsequent Hour of Service as an Eligible Employee.

2.2  Active Participant: Inactive Participant
     ----------------------------------------

     (a) A Participant who is an Eligible Employee is an "Active Participant" as of the date specified in Section 2.1.

     (b) A Participant who is transferred directly to a Bank Affiliate, to a position or classification which is within a bargaining unit or to a position in which he is not an Eligible Employee shall thereupon become an "Inactive Participant." An Inactive Participant shall not accrue Contribution Credits with respect to Compensation he receives while he is an Inactive Participant, but shall continue to accrue Interest Credits and Years of Vesting Service. If an Inactive Participant is retransferred to a position or classification as an Eligible Employee, he shall thereupon become an Active Participant.

2.3  Forfeitures
     -----------

     (a) If a Participant has a Separation from Service before his Benefit becomes Vested, his Benefit shall immediately be forfeited and applied under Section 3.3, and a distribution shall be deemed to have occurred concurrently with the forfeiture of his Benefit. Upon such forfeiture, such Participant's Cash Balance Account, if any, shall be debited with the balance of such Cash Balance Account as of such

          Separation from Service and reduced to zero.

     (b) If a Former Participant who had a Separation from Service before his Benefit became Vested becomes a Participant before his completion of five consecutive Break in Service Years, his Benefit shall be restored in accordance with Section 5.14.

2.4  Eligibility Upon Reemployment of a Former Participant
     -----------------------------------------------------

     (a) A Participant, who separates from Service and later resumes employment with the Employer with the Employer or an Affiliated Employer before a one (1) Year Break in Service occurs, shall recommence participation in the Plan as of his Reemployment Date.

     (b) A Participant who separates from Service and later resumes employment with the Employer or an Affiliated Employer following a Break in Service shall recommence participation retroactively to his Reemployment Date conditional upon once again satisfying the eligibility requirements of Section 2.1.

2.5  Termination of Participation
     ----------------------------

     A Participant shall cease to be a Participant:

     (a)  Upon his death;

     (b) Upon the payment to him of all nonforfeitable Benefits due to him under the Plan, whether directly or by the purchase of an annuity contract; or

     (c)  Upon his termination of employment without any vested rights.

                        ARTICLE 3 - FUNDING OF BENEFITS

3.1  Source of Contributions
     -----------------------

     The cost of Benefits under the Plan shall be provided by contributions of the Bank not less than in such amounts and at such times as the Enrolled Actuary shall certify as being necessary to fund Benefits under the Plan in accordance with the actuarial assumptions selected by such Enrolled Actuary from time to time in accordance with Code Section 412(c)(3) and with the funding policies and methods selected from time to time by the Board, as permitted by law and with the consent of the Secretary, where such consent is required.

3.2  Limitations
     -----------

     The contribution of the Bank to the Trust for any taxable year shall be not less than the amount necessary to maintain the qualified status of the Plan, to comply with all applicable legal requirements and to avoid any accumulated funding deficiency as defined in Code Section 412(a).

3.3  Application of Forfeitures
     --------------------------

     Forfeitures under Section 2.3 shall not be applied to increase the Benefit any Participant would otherwise receive under the Plan and shall be applied to reduce future contributions of the Bank under Section 3.1.

                       ARTICLE 4 - CASH BALANCE ACCOUNTS

4.1  Cash Balance Account
     --------------------

     (a) The Administrator shall establish and maintain a Cash Balance Account for each Participant who was an Active Participant as of December 31, 1999. Each such Participant's Cash Balance Account shall be established effective as of January 1, 2000, and shall be credited with an amount equal to such Participant's January 1, 2000 Beginning Balance, as determined in accordance with Section 4.2, effective as of January 1, 2000. Commencing as of January 1, 2000, each such Participant's Cash Balance Account shall be credited with Contribution Credits in accordance with Section 4.3(a), shall be credited with Interest Credits in accordance with Section 4.4, and shall be debited upon payment or commencement of such Participant's Benefit in accordance with Section 4.5. For purposes of this subsection (a), a Former Participant who is on Disability Retirement as of December 31, 1999 shall be considered to be an Active Participant.

     (b) The Administrator shall establish and maintain a Cash Balance Account for each Participant who was not an Active Participant as of December 31, 1999 and who first becomes an Active Participant on or after January 1, 2000. Each such Participant's Cash Balance Account shall be established effective as of the first day the Participant first becomes an Active Participant on or after January 1, 2000. Commencing as of the first day the Participant first becomes an Active Participant on or after January 1, 2000, such Participant's Cash Balance Account shall be credited with Contribution Credits in accordance with Section 4.3(a), shall be credited with Interest Credits in accordance with Section 4.4, and shall be debited upon payment or commencement of such Participant's Benefit in accordance with Section 4.5.

     (c) The Administrator shall maintain the Cash Balance Account of a Participant established under subsection (a) or (b) after such Participant becomes a Former Participant. Such Former Participant's Cash Balance Account shall be credited with Interest Credits in accordance with Section 4.4 and debited upon payment or commencement of such Former Participant's Benefit in accordance with Section 4.5.

     (d) The Administrator shall establish and maintain the Cash Balance Accounts as nominal accounts solely for purposes of determining each Participant's or Former Participant's Benefit. A Participant's or Former Participant's Cash Balance Account shall not be credited with the Bank's contributions to the Plan, and shall not be credited with the interest, earnings, gains and losses on the assets of the Plan.

4.2  January 1, 2000 Beginning Balance
     ---------------------------------

     (a) The "January 1, 2000 Beginning Balance" of a Participant who was an Active Participant as of December 31, 1999 shall equal the Actuarial Equivalent (as determined under Section 1.2), in a single sum amount as of January 1, 2000, of such Active Participant's December 31, 1999 Retirement Benefit, determined under subsection (b).

     (b) An Active Participant's "December 31, 1999 Retirement Benefit" shall mean such Participant's Normal Retirement Benefit (or Late Retirement Benefit, if applicable), determined as of December 31, 1999, under the terms of the Plan in effect as of December 31, 1999.

4.3  Contribution Credits
     --------------------

     (a) For each Plan Year during which a Participant is an Active Participant, such Participant's Cash Balance Account shall be credited with a Contribution Credit in an amount determined under subsection
          (b) of this Section 4.3..

          A Participant's Compensation for a Plan Year that is paid on a Payday while such Participant is an Active Participant shall be taken in account under this subsection (a).

     (b) A Participant's Cash Balance Account shall be credited with such Participant's Contribution Credit for a Plan Year as of the last day of such Plan Year. The amount credited as of any Plan Year shall equal 5% of such Participant's Compensation for that Plan Year.

4.4  Interest Credits
     ----------------

     (a) Except as otherwise provided in subsection (b), for each calendar quarter of a Plan Year, a Participant's or Former Participant's Cash Balance Account shall be credited with an Interest Credit in an amount equal to:

          (i)  one-fourth of the lesser of

               a. the Treasury Rate (determined under subsection (c)) for such calendar quarter applicable to such Participant or Former Participant, or

               b.   12%,

               multiplied by

          (ii) the balance in such Participant's or Former Participant's Cash Balance Account as of the last day of the immediately preceding calendar quarter (including any Contribution Credits credited during such quarter, if any), minus any reduction in the Cash Balance Account determined under Section 4.5 for the current calendar quarter.

          A Participant's or Former Participant's Interest Credit for any calendar quarter shall be credited to his Cash Balance Account as of the last day of such calendar quarter.

     (b) Notwithstanding subsection (a), if a Participant's or Former Participant's Annuity Starting Date occurs during a calendar quarter of a Plan Year, such Participant's or Former Participant's Cash Balance Account shall not be credited with an Interest Credit for such calendar quarter of such Plan Year.

     (c) The "Treasury Rate" applicable to a Participant or Former Participant shall be the current annual yield on 10-year Treasury Securities (Constant Maturities) for the month of November of the preceding Plan Year.

4.5  Benefit Distributions
     ---------------------

     (a)  A Participant's Benefit shall be determined in accordance with Article
          5. Upon the payment or commencement of distribution of a Participant's or Former Participant's Benefit in accordance with
          Article 5, such Participant's or Former Participant's Cash Balance Account shall be debited with the balance of such Cash Balance Account as of the Annuity Starting Date of the Benefit paid or distributed to such Participant or Former Participant and reduced to zero.

     (b) The Benefit of the Surviving Spouse or Beneficiary of a Participant or Former Participant shall be determined in accordance with Section
          5.12. Upon the payment or commencement of a Surviving Spouse's or Beneficiary's Benefit in accordance with Section 5.12, the Participant's or Former Participant's Cash Balance Account shall be debited with the balance of such Cash Balance Account as of the Annuity Starting Date of the Benefit paid or distributed to such Surviving Spouse or Beneficiary and reduced to zero.

4.6  Certain Inactive Participants
     -----------------------------

     The Administrator shall not establish and maintain a Cash Balance Account for an Inactive Participant who was an Inactive Participant as of December 31, 1999. Such Inactive Participant's benefit shall be determined under the terms of the Plan in effect as of December 31, 1999, and shall be distributable in accordance with the terms of the Plan in effect as of December 31, 1999, and without regard to the terms of the Plan in effect on or after January 1, 2000. In the event an Inactive Participant becomes an Active Participant in this Plan, the Participant's December 31, 1999 Retirement Benefit shall continue to be determined under the terms of the plan in effect on that date and any new Benefits earned after December 31, 1999 under the terms of this Plan shall be determined under the terms of this Plan as if the Participant first became an Active Participant on or after January 1, 2000.

     The above notwithstanding, the provisions of Sections 5.13 and 5.16 and Appendix B shall apply to an Inactive Participant's benefit earned under the terms of the Plan in effect on December 31, 1999.

     4.7  Certain Former Participants
          ---------------------------

     The Administrator shall not establish and maintain a Cash Balance Account for a Former Participant who was a Former Participant as of December 31, 1999. Such Former Participant's benefit shall be determined under the terms of the Plan in effect on December 31, 1999, and shall be payable in accordance with the terms of the Plan in effect on December 31, 1999, and without regard to the terms of the Plan in effect on or after January 1, 2000. In the event a Former Participant becomes an Active Participant in this Plan, the Participant's December 31, 1999 Retirement Benefit shall continue to be determined under the terms of the plan in effect on that date and any new Benefits earned after December 31, 1999 under the terms of this Plan shall be determined under the terms of this Plan as if the Participant first became an Active Participant on or after January 1, 2000.

     The above notwithstanding, the provisions of Sections 5.13 and 5.16 of this Plan shall apply to a Former Participant's benefit earned under the terms of the Plan in effect on December 31, 1999.

                            ARTICLE 5 - RETIREMENT


5.1  Normal Retirement
     -----------------

     A Participant or Former Participant shall retire on his Normal Retirement Date, except as provided in Section 5.4 or 5.6.

5.2  Normal Retirement Benefit
     -------------------------

     A Participant or a Former Participant who retires in accordance with
     Section 5.1 shall receive a Normal Retirement Benefit unless

     (a)  a Joint and Survivor Annuity is required under Section 5.10, or

     (b)  he has elected an Optional Retirement Benefit under Section 5.11.

     The Normal Retirement Benefit of a Participant shall consist of a monthly payment on the first day of each calendar month commencing upon his Normal Retirement Date and ending with the calendar month in which his death occurs.

5.3  Determination of Normal Retirement Benefit
     ------------------------------------------

     (a) Except as otherwise specified in this Plan or as provided in subsection (c) or (d), a Participant's or Former Participant's Normal Retirement Benefit shall be an amount equal to the Actuarial Equivalent (as determined under Section 1.2) of the balance in such Participant's or Former Participant's Cash Balance Account as of such Participant's or Former Participant's Normal Retirement Date.

     (b) For purposes of this subsection (a), if a Participant has a Separation from Service prior to his Normal Retirement Date, such Participant's Cash Balance Account shall be credited with Interest Credits in accordance with Section 4.4.

     (c) The Normal Retirement Benefit for a Participant who was an Active Participant on December 31, 1999 and continued to be an Active Participant on January 1, 2000, shall not be less than such Participant's Normal Retirement Benefit, determined as of December 31, 1999, under the terms of the Plan as in effect on December 31, 1999 assuming that the Plan would have continued in effect unchanged, except as otherwise required by law or to maintain the Plan's tax qualified status.and as modified by Appendix A.

     (d) The Normal Retirement Benefit accrued as of December 31, 1999, for a Participant who separated from service or became an Inactive Participant prior to January 1, 2000 and was not an Active Participant on December 31, 1999, shall continue to be determined under the terms of the Plan as in effect on December

          31, 1999. If such Participant becomes an Active Participant after December 31, 1999, any benefits earned after December 31, 1999 will be determined under the terms of the Plan as in effect after December 31, 1999.

          The above notwithstanding, the provisions of Sections 5.13 and 5.16 of this Plan shall apply to a Former Participant's benefit earned under the terms of the Plan in effect on December 31, 1999.

5.4  Early Retirement
     ----------------

     (a) A Participant who voluntarily retires on his Early Retirement Date may elect to receive his Early Retirement Benefit upon prior written notice to the Bank.

     (b) A Former Participant with a Vested Retirement Benefit may at any time on or after attainment of his Early Retirement Date and upon prior written notice to the Bank elect Early Retirement in accordance with this Section.

5.5  Early Retirement Benefit
     ------------------------

     (a) A Participant or Former Participant who retires on his Early Retirement Date under Section 5.4(a), or who elects Early Retirement under Section 5.4(b), shall receive an Early Retirement Benefit. His Early Retirement Benefit shall consist of a monthly payment on the first day of each calendar month commencing on his Early Retirement Date and ending with the calendar month in which his death occurs unless

          (i)  a Joint and Survivor Annuity is required under Section 5.10, or

          (ii) he has elected an Optional Retirement Benefit under Section 5.11.

     (b) Except as otherwise provided herein, the amount of each monthly payment shall be the Actuarial Equivalent (as determined under Section 1.2) of the balance in such Participant's Cash Balance Account as of such Participant's Early Retirement Date.

          A Participant's Early Retirement Benefit will not be less than the Participant's Early Retirement Benefit determined as of December 31, 1999 under the terms of the Plan as in effect on December 31, 1999 assuming that the Plan would have continued in effect unchanged, except as otherwise required by law or to maintain the Plan's tax qualified status.. If the Participant was an Active Participant on December 31, 1999 and continued to be an Active Participant on January 1, 2000, such Participant's Early Retirement Benefit accrued as of December 31, 1999 will be modified by Appendix A.

          For purposes of this subsection (b), if a Participant has a Separation from Service prior to his Early Retirement Date, such Participant's Cash Balance Account shall be credited with Interest Credits in accordance with
          Section 4.4.

5.6  Late Retirement
     ---------------

     Notwithstanding the provisions of Section 5.1, a Participant who does not retire on or before his Normal Retirement Date shall continue as a Participant until his Late Retirement Date. A Participant's Late Retirement Date shall be the first day of the calendar month coincident with or next following such Participant's termination as an Active Participant.

5.7  Late Retirement Benefit
     -----------------------

     (a)  Except as provided in Section 5.18, upon his Late Retirement under
          Section 5.6, such Participant shall receive a Late Retirement Benefit which shall consist of a monthly payment on the first day of each calendar month commencing on his Late Retirement Date and ending with the calendar month in which his death occurs unless

          (i)  a Joint and Survivor Annuity is required under Section 5.10, or
          (ii) he has elected an Optional Retirement Benefit under Section 5.11.

     (b) Except as provided in subsection (c), the Late Retirement Benefit of a Participant shall be payable in the monthly amount determined under
          Section 5.3 determined on the basis of the balance in such Participant's Cash Balance Account as of his Late Retirement Date.

     (c) A Participant's Late Retirement Benefit shall not be less than such Participant's Late Retirement Benefit, determined as of December 31, 1999, under the terms of the Plan in effect as of December 31, 1999 assuming that the Plan would have continued in effect unchanged, except as otherwise required by law or to maintain the Plan's tax qualified status.provided, however, that if such Participant commenced payment or distribution of his Benefit prior to his Late Retirement Date, the amount determined under this subsection (c) shall be reduced by the Actuarial Equivalent (as determined under Section 1.2) of the Benefit distributed, determined as of such Late Retirement Date. If the Participant was an Active Participant on December 31, 1999 and continued to be an Active Participant on January 1, 2000, such Participant's Late Retirement Benefit determined as of December 31, 1999 will be modified by Appendix A.

5.8  Disability Retirement
     ---------------------

     If a Participant commenced a Disability Retirement, he shall nevertheless remain a Participant and continue to accrue Service in accordance with
     Section 1.51 and to accrue Contribution Credits and Interest Credits in accordance with Article 4 for each Plan Year during his Disability Retirement. For purposes of determining such Participant's Contribution Credits under Article 4 during his Disability Retirement, such Participant shall be assumed to continue to accrue Service during his Disability Retirement as if he had continued in employment with the Bank or a Bank Affiliate in the position such Participant held immediately before his Disability Retirement, and shall be assumed to have received Compensation during each Plan Year (or portion thereof) during his Disability Retirement at an annual rate equal to the Participant's Compensation for the Plan Year in which his Disability Retirement commenced, multiplied by a factor, the numerator of which is 12 and the denominator of which is the number of months in such Plan Year in which the Participant received Compensation (or, if greater, the Participant's Compensation for the Plan Year immediately preceding the Plan Year in which his Disability Retirement commenced).

5.9  Vested Retirement Benefit
     -------------------------

     (a) Each Participant who incurs a Separation from Service after he completes five Years of Vesting Service or reaches his Normal Retirement Date shall be entitled to a Vested Retirement Benefit.

     (b) The Vested Retirement Benefit of a Participant or Former Participant shall consist of a monthly payment on the first day of each calendar month commencing on his Normal Retirement Date and ending with the calendar month in which his death occurs unless:

          (i)    a Joint and Survivor Annuity is required under Section 5.10,

          (ii) he has elected an Optional and/or Early Retirement Benefit under Section 5.11 or 5.4, or

          (iii) he has elected a Benefit in the form of a life annuity or a Joint and Survivor Annuity under subsection (e),

          in which case payments shall continue as provided under the applicable Section of the Plan.

     (c) The amount of each such monthly payment of a Participant's or Former Participant's Vested Retirement Benefit shall be the amount of his Normal Retirement Benefit.

     (d) The Vested Retirement Benefit of a Participant who dies prior to his Early, Normal, Late Retirement (and prior to receiving a lump sum distribution under Section 5.11(a)(iv) or an immediate annuity distribution under subsection (e)), or of a Former Participant who dies prior to his Annuity Starting Date (whichever is applicable) shall be forfeited as provided in Section 2.3, but a Survivor Annuity shall be payable under Section 5.12 with regard to such a Participant or Former Participant.

     (e) Notwithstanding anything in this Section to the contrary, a Participant or a Former Participant entitled to a Vested Retirement Benefit who is eligible to elect a lump sum distribution under Section 5.11(a)(iv) may elect to receive the Actuarial Equivalent (as determined under Section 1.2) of the balance in such Participant's or Former Participant's Cash Balance Account. Such distribution may be in the form of a monthly payment on the first day of each calendar month commencing on or after the date on which such lump sum distribution is otherwise payable and ending on the calendar month in which his death occurs. This form of payment shall occur unless a Joint and Survivor Annuity commencing on the date on or after the date on which such lump sum distribution is otherwise payable is required under Section 5.10. A Participant's or Former Participant's Benefit payable in the form of a life annuity or a Joint and Survivor Annuity under this subsection (e) shall not be less than such Participant's or Former Participant's Vested Retirement Benefit, determined as of December 31, 1999 and that would have been distributable in the form of a life annuity or Joint and Survivor Annuity, whichever is applicable, commencing as of the Annuity Starting Date of the Benefit distributed under this subsection (e), determined under the Plan as in effect as of December 31, 1999. A Participant's or Former Participant's Benefit payable under this subsection (e) may be modified as provided in Appendix A.

5.10  Joint and Survivor Annuity
      --------------------------

     (a) Notwithstanding anything in the Plan to the contrary, the Benefit, if any, of a married Participant or of a married Former Participant not referred to in subsection (1), commencing on his Early, Normal or Late Retirement Date (or, in the case of a Participant or Former Participant eligible to elect a lump sum distribution under Section 5.11(a)(iv), commencing on the Annuity Starting Date of such distribution) shall be a Joint and Survivor Annuity, as described in subsection (b), if

          (i)    he was legally married to his Spouse on his Annuity Starting
                 Date,

          (ii) he notified the Administrator (or its delegate) in writing prior to his Annuity Starting Date that he was married,

          (iii) the then balance in such Participant's Cash Balance Account is more than $5,000, and

          (iv)   he has not otherwise elected under subsection (f).

     (b) The Joint and Survivor Annuity of a Participant or Former Participant shall be a Benefit, reduced as provided in subsection (c), consisting of monthly payments to him beginning on his Annuity Starting Date and ending with the calendar month in which his death occurs, with the provision that if he dies after his Annuity Starting Date, his Surviving Spouse, if any, shall receive monthly payments of 50% of such reduced Benefit, beginning on the first day of the calendar month next following his death and ending with the calendar month in which such Spouse dies.

     (c) The reduced Benefit payable under this Section to a Participant or Former Participant during his lifetime shall be at a monthly rate such that his Joint and Survivor Annuity is the Actuarial Equivalent (as determined under Section 1.2) of his Vested, Early, Normal or Late Retirement Benefit.

     (d) Not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each Participant or Former Participant (including a Former

          Participant referred to in subsection (k) who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

          (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including

               a. the right of the Participant or Former Participant to make, and the effect of, an election under subsection (f) to waive the Joint and Survivor Annuity,

               b. the relative financial effect on his Benefit of an election under subsection (f),

               c. the right of the Participant's or Former Participant's Spouse under subsection (g),

               d. the right of the Participant or Former Participant under subsection (h) to revoke an election made under subsection
                    (f) and the effect thereof, and

          (ii) a statement that the Administrator (or its delegate) will furnish the Participant or Former Participant, upon his first written request made within 60 days after the mailing or personal delivery to him of the notice required under this subsection, a detailed statement as to the financial effect upon his Benefit of making an election under subsection (f).

     (e) The items furnished under subsection (d) shall be written in non-technical language, with the financial effects referred to being given in terms of dollars per monthly Benefit payment. Such information shall be delivered personally to the Participant or Former Participant or mailed to him (first class mail, postage prepaid) within 30 days after receipt by the Administrator (or its delegate) of such written request.

     (f) A Participant or Former Participant referred to in subsection (a) may elect, in writing, at any time during his Election Period, not to receive a Joint and Survivor Annuity (in which case, he shall receive his Normal Retirement Benefit, Optional Retirement Benefit or other Benefit as provided in the Plan). Notwithstanding the requirement under subsection (d) that the written explanation described in paragraph (d)(i) be provided not less than 30 days before the Annuity Starting Date, a Participant or a Former Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph (d)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to the Participant or Former Participant, provided, that

          (i) the Administrator shall provide information to the Participant or Former Participant clearly indicating that the Participant or Former Participant has the right during the Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

          (ii) the Participant or the Former Participant shall be permitted to revoke the distribution election under this subsection at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven-day period that begins the day after the written explanation of the Joint and Survivor Annuity is provided to the Participant or Former Participant,

          (iii) the Annuity Starting Date is after the date that the written explanation of the Joint and Survivor Annuity is provided to the Participant or Former Participant, and

          (iv) the distribution in accordance with the election under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Participant or Former Participant.

     (g) An election under subsection (f) by a Participant or Former Participant who had an Hour of Service after August 22, 1984 shall not take effect unless Spousal Consent thereto has been obtained.

     (h) During his Election Period, a Participant or Former Participant who properly elected under subsection (f) not to receive a Joint and Survivor Annuity may revoke such election and after any such revocation, may make another election under subsection (f).

     (i)  Elections, consents and revocations under subsections (f), (g) and
          (h), respectively, shall be made in writing on forms provided by the Administrator (or its delegate) and in accordance with the Rules of the Plan.

     (j) The Administrator (or its delegate) shall, if necessary, delay commencement of a Participant's or Former Participant's Benefit until the close of the Election Period referred to in subsection (f), but, in the case of an annuity distribution, shall make payments retroactive to his Annuity Starting Date.

     (k) Acting under the Rules of the Plan, a Former Participant who meets the requirements of the subsection (1) may elect to have Code Section 401(a)(11) and provisions of the Plan, as constituted in each case on August 22, 1984, apply to him.

     (1)  A Former Participant, as referred to in subsection (k), is one

          (i) whose last Hour of Service occurred on or after September 2, 1974,

          (ii) to whom Code Section 401(a)(11), as constituted on August 22, 1984, would not apply but for the provisions of subsection (k),

          (iii) to whom Code Sections 401(a)(11) and 417, as constituted after August 22, 1984, do not apply,

          (iv)   who was alive on August 23, 1984, and

          (v)    whose Annuity Starting Date had not occurred on August 23,
                 1984.

5.11  Optional Retirement Benefit
      ---------------------------

     (a) In lieu of his Vested, Early, Normal or Late Retirement Benefit, a Participant may elect, with Spousal Consent, to receive an Optional Retirement Benefit. A Participant must make such an election in writing in accordance with the Rules of the Plan and deliver it to the Administrator (or its delegate) within the timeframe specified by the Administrator but in any event prior to his Early, Normal or Late Retirement Date (or, in the case of a lump sum distribution under paragraph (iv), the Annuity Starting Date of such distribution), as the case may be. Subject to Section 5.16, the Optional Retirement Benefit of a Participant shall be one of

          (i) a monthly Benefit, reduced as provided in subsection (b), payable during each month of the period of his Early, Normal or Late Retirement with the provision that if he dies, his Benefit will end in the calendar month in which his death occurs.

          (ii) a monthly Benefit, reduced as provided in subsection (b), payable during each month of the period of his Early, Normal or Late Retirement with the provision that if he dies after his Annuity Starting Date, and if his properly designated Contingent Annuitant survives him, such Contingent Annuitant shall receive a monthly payment beginning on the first day of the calendar month next following the Participant's death and ending with the calendar month in which the Contingent Annuitant's death occurs, in the same amount (or in 50% or 66-2/3%) of that amount as the Participant may elect); provided, however, that his election shall not take effect if the Contingent Annuitant does not survive until the Participant's Annuity Starting Date,

          (iii) a monthly Benefit, reduced as provided in subsection (b), payable during each month of the period of his Early, Normal or Late Retirement with the provision that if he dies after his Annuity Starting Date and before receiving 60, 120, 180, 240 payments, as the Participant may elect, his Beneficiaries as designated for this purpose under
               Section 5.17 will receive the remainder of such monthly payments; provided, however, that this election shall not take effect if the Participant's Beneficiary does not survive until the Participant's Annuity Starting Date,

          (iv) a lump sum payment, payable after his Separation from Service on the Annuity Starting Date elected by such Participant or Former Participant in writing in accordance with Code Section 417(e) and the Rules of the Plan; provided, that such Annuity Starting Date shall be on the first day of any calendar month following the date his Separation from Service occurs if his Separation from Service is on account of his Early, Normal, Late or Disability Retirement; and, provided, further, that such Annuity Starting Date shall be on the first day of the third calendar month next following the calendar quarter in which his Separation from Service occurs (or on the first day of any subsequent calendar month) if his Separation from Service occurs prior to his Early, Normal, Late or Disability Retirement.

     (b) A Participant's Optional Retirement Benefit (other than a lump sum distribution under paragraph (a)(iv)) shall be the Actuarial Equivalent (as determined under Section 1.2, as applicable) of his Vested, Early, Normal or Late Retirement Benefit, said Actuarial Equivalent being computed as of his Early, Normal or Late Retirement Date, whichever is applicable. A Participant's Optional Retirement Benefit paid in the form of a lump sum distribution under paragraph
          (a)(iv) shall be the amount of the balance in such Participant's Cash Balance Account as of the Annuity Starting Date of such distribution; provided, however, that a Participant's lump sum distribution under paragraph (a)(iv) shall not be less than the Actuarial Equivalent (as determined under Section 1.2) of his Normal or Late Retirement Benefit, whichever is applicable, determined as of December 31, 1999, under the terms of the Plan in effect as of December 31, 1999, said Actuarial Equivalent being computed as of the Annuity Starting Date of such distribution. If the Participant was an Active Participant on December 31, 1999 and continued to be an Active Participant on January 1, 2000, the Participant's Normal or Late Retirement Benefit determined as of December 31, 1999 will be modified by Appendix A.

     (c) Notwithstanding any other provision of this Section, no Optional Retirement Benefit shall be provided under which any Beneficiary or Contingent Annuitant (other than the Participant's or Former Participant's spouse or incompetent child) can receive a Benefit having an Actuarial Equivalent (as determined under Section 1.2) on the date such Benefits commence greater than the then present Actuarial Equivalent of the Participant's Benefit under said election.

     (d) Notwithstanding subsection (a) and Section 5.10(g), if a Participant or Former Participant elects to receive any one of the Optional Retirement Benefits specified in paragraph (a)(ii) and his Contingent Annuitant is his Spouse, Spousal Consent shall not be required.

     (e) Notwithstanding subsection (b), a Participant's Optional Retirement Benefit under paragraph (a)(i) or (ii) shall not be less than the Actuarial Equivalent (as determined under the Plan as in effect as of December 31, 1999) of such Participant's Normal or Late Retirement Benefit, whichever is applicable, determined as of December 31, 1999, under the terms of the Plan in effect as of December 31, 1999, said Actuarial Equivalent being computed as of his Early, Normal or Late Retirement Date, whichever is applicable.

5.12  Preretirement Survivor Annuity
      ------------------------------

     (a) If a Participant or Former Participant dies after becoming entitled to a Vested Retirement Benefit, but before his Annuity Starting Date, his Surviving Spouse or, if there is no Surviving Spouse or the Surviving Spouse waives the Survivor Annuity, his Beneficiary, shall receive a Survivor Annuity as provided in subsections (b) and (c).

     (b) The Surviving Annuity payable to a Surviving Spouse shall be a Benefit to the Surviving Spouse consisting of a monthly payment commencing on the first day of the calendar month following the later of

          (i)  the month in which the Participant or Former Participant dies,

          (ii) such date as the Surviving Spouse shall elect under the Rules of the Plan,

          and ending on the first day of the calendar month in which the Surviving Spouse dies. The Benefit payable under such Survivor Annuity shall be an amount equal to the Actuarial Equivalent (as determined under Section 1.2 of the balance in such Participant's or Former Participant's Cash Balance Account as of the date of commencement of the Survivor Annuity. Such Surviving Annuity shall commence not later than the first day of the calendar month coincident with or immediately following the date on which such Participant or Former Participant would have attained age 65.

     (c) The Survivor Annuity payable to a Beneficiary shall be a Benefit to the Beneficiary consisting of a monthly payment commencing on the first day of the calendar month following the later of

          (i)  the month in which the Participant or Former Participant dies, or

          (ii) such date as the Beneficiary shall elect under the Rules of the Plan that is no later than the last day of the calendar year in which the first anniversary of the Participant's or Former Participant's death occurs, and ending on the first day of the calendar month in which the Beneficiary dies. The Benefit payable under such Survivor Annuity shall be an amount equal to the Actuarial Equivalent (as determined under Section 1.2 of the balance of such Participant's or Former Participant's Cash Balance Account as of the date of commencement of the Survivor Annuity.

     (d) For purposes of this Section, a Participant's or Former Participant's Cash Balance Account shall be credited with Interest Credits on the last day of each calendar quarter ending after such Participant's or Former Participant's death and before the commencement of such Survivor Annuity.

     (e) If the balance in the Cash Balance Account of such Participant or Former Participant as of the date of distribution does not exceed $5,000, or if Spousal Consent is obtained (in the case of the Survivor Annuity described in subsection (b)) or the consent of the Beneficiary is obtained (in the case of the Survivor Annuity described in subsection (c)), said balance shall be promptly distributed to the Surviving Spouse or the Beneficiary in cash in a lump sum in lieu of the Survivor Annuity. In the case of the Survivor Annuity described in subsection (b), the Surviving Spouse shall elect such lump sum distribution not later than 60 days prior to the first day of the calendar month coincident with or immediately following the date the Participant or Former Participant would have attained age 65. In the case of the Survivor Annuity described in subsection (c), the Beneficiary shall elect such lump sum distributions not later than 60 days prior to the last day of the calendar year in which the first anniversary of the Participant's or Former Participant's death occurs.

5.13 Election
     --------

     Any Participant (including a former Participant with a vested interest) may make a Qualified Election to have the Benefit payable to him paid in an optional form described in Section 5.11 hereof, provided that a married Participant, pursuant to Code Section 401(a)(11), shall receive his or her benefit in the form stated in Section 5.10 unless the Participant with the consent of his or her Eligible Spouse elects not to receive a distribution in accordance with such method.

(a) In the case of a Joint and Survivor Annuity, the Committee shall, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, provide each Participant a written explanation of:

     (i)   The terms and conditions of the Joint and Survivor Annuity;

    (ii) The Participant's right to make, and the effect of, an election to waive the Joint and Survivor Annuity form of Benefit;

    (iii) The rights of a Participant's Eligible Spouse; and

    (iv) The right to make, and the effect of , a revocation of a previous election to waive the Joint and Survivor Annuity.

(b) Each Participant who has an Eligible Spouse shall be covered for a Preretirement Survivor Annuity described in Section 5.12 unless the Surviving Spouse waives the Survivor Annuity. The Committee shall provide each Participant within the applicable period, written explanation of the Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph (a) applicable to a Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends last:

     (i) The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32), and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

    (ii)  A reasonable period ending after the individual becomes a Participant;

   (iii) A reasonable period ending after paragraph (c) below ceases to apply to the Participant;

    (iv) A reasonable period ending after this Section 5.13 first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period, ending after Separation from Service in the case of a Participant who separates from Service before attaining age thirty-five (35).

     For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii), and (iv) is the end of the two (2)-year period beginning one (1) year prior to the date the applicable event occurs, and ending (1) year after that date. In the case of a Participant who separates from Service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2)-year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

(c)  For the purposes of this Section 5.13:

     (i) "Pre-age thirty-five (35) waivers" shall mean, in the case of a Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year, a special Qualified Election to waive the preretirement

               Survivor Annuity for the period beginning on the date of such election, and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the preretirement Survivor Annuity in such terms as are comparable to the explanation required under paragraph
               (a). Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Section.

          (ii) "Qualified Election" shall mean a waiver of a Joint and Survivor Annuity or a preretirement Survivor Annuity. Any waiver of a Joint and Survivor Annuity or a preretirement Survivor Annuity shall not be effective unless:

               a. The Participant's Eligible Spouse consents in writing to the election;

               b. The election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Eligible Spouse expressly permits designations by the Participant without any further spousal consent);

               c. The Eligible Spouse's consent acknowledges effect of the election; and

               d. The Eligible Spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Joint and Survivor Annuity shall not be effective unless the election designates a form of Benefit payment which may not be changed without spousal consent (or the Eligible Spouse expressly permits designations by the Participant without any further spousal consent).

               If it is established to the satisfaction of a Plan representative that there is no Eligible Spouse or that the Eligible Spouse cannot be located, a waiver will be deemed a qualified election.

5.14  Reemployment of Former Participants
      -----------------------------------

     (a)  Except in the case of a Former Participant described in subsection
          (b),

          (i) If a Former Participant who had a Separation from Service before his Benefit became Vested under Section 5.9, subsequently becomes a Participant before his completion of five consecutive Break in Service

               Years, his Benefit shall be immediately restored. Upon such restoration, such Participant's Cash Balance Account shall be credited with the amount previously debited from such Cash Balance Account under Section 2.3(a), and the Interest Credits that would have been credited to such Account from the date of such Participant's Separation from Service to the date of restoration, determined assuming that the amount previously debited under Section 2.3(a) had not been so debited.

          (ii) If a Former Participant who had a Separation from Service after his Benefit became Vested under Section 5.9, and who commenced the distribution of his Benefit in an annuity in accordance with
               Section 5.10 or 5.1l(a)(i), (ii) or (iii), subsequently becomes a Participant, his Benefit shall continue to be distributed in the form of such annuity. Such Participant shall accrue a new Benefit in addition to such prior Benefit in accordance with Articles 4 and 5 as if he were a new Employee. His prior Benefit shall be determined as if he had not been reemployed, i.e., without regard to the amount previously debited from his Cash Balance Account under Section 4.5(a) and the Interest Credits that would have been credited to such Cash Balance Account from the Annuity Starting Date to the date on which such Former Participant became a Participant. Such additional Benefit shall be paid or distributed in accordance with Article 5.

     (b) In the case of a Former Participant who was a Former Participant on December 31, 1999, and who becomes a Participant on or after January 1, 2000,

          (i) If the Former Participant had a Separation from Service before his Benefit became Vested, and subsequently becomes a Participant before his completion of five consecutive Break in Service Years, his Benefit shall be immediately restored. If such Participant is an Active Participant, upon such restoration, such Participant's Cash Balance Account shall be credited with an amount equal to the Actuarial Equivalent (as determined under Section 1.2) of his Normal Retirement Benefit, determined as of the date of restoration. If such Participant is an Inactive Participant, such Participant's Benefit shall be determined in accordance with
               Section 4.7.

          (ii) If the Former Participant had a Separation from Service after his Benefit became Vested and, prior to commencement of distribution of his Benefit, subsequently becomes an Active Participant, such Participant's Cash Balance Account shall be credited with an amount equal to the Actuarial Equivalent (as determined under Section 1.2) of his Normal Retirement Benefit, determined as of the date such Former Participant becomes an Active Participant. If the Former Participant had a Separation from Service after his Benefit became Vested, and prior to commencement of distribution of his Benefit, subsequently becomes an Inactive Participant, such Participant's Benefit shall be determined in accordance with Section 4.7.

         (iii) If the Former Participant had a Separation from Service after his Benefit became Vested, commenced the distribution of his Benefit in an annuity form, and subsequently becomes a Participant, his Benefit shall continue to be distributed in the form of such annuity in accordance with the terms of the Plan in effect as of December 31, 1999. Such Participant shall accrue a Benefit in addition to such Benefit in accordance with Articles 4 and 5. Such additional Benefit shall be paid or distributed in accordance with Article 5.

     (c) If a Former Participant who was a Former Participant on December 31, 1999, and who becomes an Active Participant on or after January 1, 2000, has a Separation from Service after becoming an Active Participant on or after January 1, 2000 and subsequently again becomes a Participant, subsection (a) shall apply to such Participant and subsection (b) shall not apply.

5.15  Limitation on Benefits
      ----------------------

     (a) Subject to the adjustments hereinafter set forth, the maximum annual Benefit payable to a Participant or Former Participant under this Plan shall not exceed an amount which is the Actuarial Equivalent (as determined under Section 1.2) of a straight life annuity (except that portion of the survivor benefit payable to a Spouse provided under
          Section 5.10 or 5.11(a)(i) or the survivor benefit payable under
          Section 5.12 shall not be taken into account) in an annual amount of the least of

          (i) $90,000, adjusted, in the case of benefit payments beginning prior or subsequent to the applicable Social Security Retirement Age, in the manner prescribed by Code Section 415(b)(2)(C) and
               (D), (or beginning January 1, 1988, such other amount which is in effect on the last day of the calendar year as is prescribed in regulations promulgated by the Secretary under Code Section 415(d)),

          (ii) the Participant's or Former Participant's average annual Statutory Compensation for the three consecutive calendar years during which he was a Participant and had his greatest aggregate Statutory Compensation from the Bank (or, in the case of a Participant who has had a Separation from Service, such other amount as is to be taken into account under Code Section 415(b)(1)(B) as is prescribed in regulations promulgated by the Secretary under Code Section 415(b)), or

         (iii) the maximum allowed under Code Section 415 (utilizing the adjustments to the "defined contribution fraction" allowed by
               Section 1106(i)(4) of the Tax Reform Act of 1986 and Code Section 415(e)). Beginning January 1, 2000, this section is hereby repealed and no longer applicable.

     (b) Notwithstanding subsection (a), the Benefit of a person who is a Participant or a Former Participant as of the calendar year which begins in 1987 shall not be less than the Actuarial Equivalent of his annual Benefit determined as of the last day of the calendar year which began in 1986 under the Plan as in effect on May 5, 1986 to the extent that such maximum permissible benefit did not exceed the maximum benefit permitted under Code Section 415, as then in effect.

     (c) If the annual Benefit of a Participant under this Plan and all other defined benefit plans of the Bank is not in excess of $10,000 for the calendar year in question or any prior calendar year, and the Bank has not at any time maintained a defined contribution plan in which such Participant participated, the provisions of paragraphs (a)(i) and
          (a)(ii) shall not apply.

     (d) (i) For any Participant with less than ten years of participation in the Plan, within the meaning of Code Section 415(b)(5)(A), the limitation referred to in paragraph (a)(i) shall be multiplied by a fraction, the numerator of which is the number of years (or a portion thereof) of participation, and the denominator of which is ten.

          (ii) For any Participant with less than ten years of service, within the meaning of Code Section 415(b)(5)(B), the limitations referred to in paragraph (a)(ii) and subsection (c) shall be multiplied by a fraction, the numerator of which is the number of years (or portion thereof) of service, and the denominator of which is ten.

         (iii) Notwithstanding paragraphs (i) and (ii), the limitations referred to in paragraphs (a)(i) and (a)(ii) and subsection (c) shall not be reduced to less than one tenth of the amount of such limitation, determined without regard to this subsection.

     (e) The Administrator (or its delegate) may elect to compute the denominator of a Participant's defined contribution plan fraction for all calendar years ending before January 1, 1983 by multiplying such denominator for the calendar year ending in 1982 by the "transition fraction." The transition fraction shall have a numerator, which is the lesser of $51,875, or 1.4 multiplied by 25% of the Participant's Statutory Compensation for the calendar year ending in 1981. The denominator shall be the lesser of $41,500 or 25% of the Participant's Statutory Compensation for the calendar year ending in 1981.

     (f) Any excess Benefit, which any Benefit formula of this Plan provides, but which cannot be paid under the Plan by reason of this Section, shall not be funded.

5.16  Involuntary Cash-Outs
      ---------------------

      Notwithstanding any other provision of the Plan to the contrary, upon a Participant's Separation from Service, the Administrator (or its delegate) shall cause payment to him, or on his account, of the balance in his Cash Balance Account if it is not more than $5,000 (and did not exceed such amount at the time of a prior distribution) in a lump sum. Payment shall be made in accordance with the Rules of the Plan; provided, however, that the Annuity Starting Date of such payment shall be on the first day of a calendar month following his Separation from Service.

5.17  Designation of Beneficiaries and Contingent Annuitants; Substitute Rights
      -------------------------------------------------------------------------
      of Spouse or Heirs At Law
      -------------------------

     (a) For the purposes of Section 5.11, each Participant and Former Participant shall have the right to designate a Contingent Annuitant or to designate, revoke and redesignate one or more Beneficiaries hereunder and to direct payment of the Benefits provided therein to his Contingent Annuitant and/or Beneficiaries who survive him and comply with the Rules of the Plan. Designation, revocation or redesignation must be made in writing on a form provided by the Administrator (or its delegate) and becomes effective upon delivery to the Administrator (or its delegate). If a Participant or Former Participant dies having failed to designate any Beneficiary or if no such Beneficiary complies with the Rules of the Plan, the amount otherwise payable under Section 5.11 shall be paid in the manner herein provided to the Surviving Spouse of the Participant or Former Participant, if any, and otherwise to the Participant's or Former Participant's heirs at law, if any, as determined in the reasonable judgment of the Administrator under the laws of the state in which the Participant or Former Participant resided on the day he died governing succession to personal property. If no Beneficiary survives the Participant or Former Participant, or survives to the date of any payment in question under Section 5.11, the amount otherwise payable to such Beneficiary shall be paid in the manner herein provided to his surviving spouse, if any, and otherwise to his heirs at law, if any, as determined in the reasonable judgment of the Administrator under the laws of the state in which he resided on the day he died governing succession to personal property. A married Participant or Former Participant who elects, in accordance with Section 5.10(f), not to receive a Joint and Survivor Annuity may not designate a Beneficiary other than his Spouse without obtaining Spousal Consent thereto.

     (b) For the purposes of Section 5.12, each Participant and Former Participant shall have the right to designate, revoke and redesignate a Beneficiary hereunder and to direct payment of the Survivor Annuity provided therein to his Beneficiary who survives him and comply with the Rules of the Plan. Designation, revocation or redesignation must be made in writing on a form provided by the Administrator (or its delegate) and becomes effective upon the delivery to the Administrator (or its delegate). If there is no Surviving Spouse when a Participant or Former Participant dies, and such Participant or Former Participant dies having failed to designate any Beneficiary or if no such Beneficiary complies with the Rules of the Plan or survives the Participant or Former Participant, or survives to the date of any payment in question under Section 5.12, the Participant's or Former Participant's Cash Balance Account shall be paid in a lump sum payment to the Participant's or Former Participant's heirs at law, if any, as determined in the reasonable judgment of the Administrator under the laws of the state in which the Participant or Former Participant resided on the day he died governing succession to personal property.

5.18  Distributions Prior to Retirement: Restrictions on Payment
      ----------------------------------------------------------

     (a) (i) In the case of a Participant described in (ii) below, benefits must commence no later than April 1 of the Plan Year following the Plan Year in which the Participant attains age 70 1/2 .

          (ii) A Participant is described in this Section (ii) if he is described in either a. or b. below:]
               a.  He is a 5% owner of the Bank (within the meaning of Code
                   Section 416) with respect to the Plan Year ending in the calendar year in which he attains age 70 1/2 .

               b. He attained age 70 1/2 before January 1, 2001.

         (iii) Such Participant's Benefit shall equal the Late Retirement Benefit, determined in accordance with Section 5.7, that such Participant would have received if such Participant had retired on such date. Such Benefit shall consist of a monthly payment on the first day of each calendar month commencing on such date and ending on the calendar month in which such Participant's death occurs, unless a Joint and Survivor Annuity is required under
               Section 5.10, or such Participant has elected an Optional Retirement Benefit under Section 5.11; provided, however, that if the balance in such Participant's Cash Balance Account is not more than $5,000 (and did not exceed such amount at the time of a prior distribution), such Benefit shall be paid in a lump sum payment in accordance with the Rules of the Plan. Upon payment or commencement of such Benefit, such Participant's Cash Balance Account shall be debited with the balance of such Account as of the Annuity Starting Date of the Benefit and reduced to zero in accordance with Section 4.5(a).

          (iv) A Participant who receives a Benefit under paragraph (i) shall accrue a

               Benefit in addition to such Benefit in accordance with Articles 4 and 5. Such Benefit accruals shall be determined based on such Participant's Compensation following the Annuity Starting Date of the Benefit distributed under paragraph (i). Unless such additional Benefit is paid or distributed upon such Participant's Late Retirement Date in accordance with Section 5.7, payment or distribution of such additional Benefit shall commence on the first day of the calendar year next following the calendar year in which such additional Benefit accrues and, upon payment or commencement of such additional Benefit, such Participant's Cash Balance Account shall be debited with the balance of such Account as of the Annuity Starting Date of such additional Benefit and reduced to zero in accordance with Section 4.5(a). Such Participant shall continue to accrue additional Benefit each calendar year until such Participant retires.

     (b) (i) If a Participant is not described in (a)(ii) above, the Participants benefits must commence (or be paid) no later than April 1 of the calendar year following the later of:

               a.   the calendar year in which he attains age 70 1/2, or

               b. the calendar year in which he terminates employment as an Active Participant

          (ii) Such Participant's Benefit shall equal the Late Retirement Benefit, determined in accordance with Section 5.7. Such Benefit shall consist of a monthly payment on the first day of each calendar month commencing on such date and ending on the calendar month in which such Participant's death occurs, unless a Joint and survivor Annuity is required under Section 5.10, or such Participant has elected an Optional Retirement Benefit under
               Section 5.11; provided, however, that if the balance in such Participant's Cash Balance Account is not more than $5,000 (and did not exceed such amount at the time of a prior distribution), such Benefit shall be paid in a lump sum payment in accordance with the Rules of the Plan. Upon payment or commencement of such Benefit, such Account as of the Annuity Starting Date of the Benefic and reduced to zero in accordance with Section 4.5(a).

     (c) Notwithstanding (a) and (b) above, distributions may be made in according with an election permitted under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982.

     (d) Notwithstanding any provision in the Plan to the contrary, a Participant's Benefit shall be distributed in a manner satisfying the incidental death benefit provisions (including the minimum distribution incidental benefit requirement) of Code Section 401(a)(9)(G), Treas. Reg. Section l.401-l(b)(l) and Prop. Reg.
               Section 1.401(a)(9)-2.

5.19  Direct Rollovers
      ----------------

      Notwithstanding any provision of the Plan to the contrary, a Direct Rollover Distributee may elect, at the time and in the manner prescribed by the Administrator under the Rules of the Plan, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan designated by the Direct Rollover Distributee in a Direct Rollover.

5.20  Limitation on Distributions Other than Life Annuities
      -----------------------------------------------------

     (a) Notwithstanding any other provision of the Plan, no payment described in subsection (b) shall be made to any Participant, Former Participant, Beneficiary or Contingent Annuitant during a period in which the Plan has a "liquidity shortfall" (as defined in Code Section 401(a)(32)(C)).

     (b)  The payments described in this subsection shall include

          (i) any payment, in excess of the monthly amount paid under a single life annuity (plus any Social Security supplements described in the last sentence of Code Section 401(a)(9)), to a Participant, Former Participant, Beneficiary or Contingent Annuitant whose "annuity starting date" (as defined in Code Section 417(f)(2)) occurs during the period referred to in subparagraph (a),

          (ii) any payment for the purchase of an irrevocable commitment from an insurer to pay Benefits, and

         (iii) any other payment specified by the Secretary by regulations under Code Section 401(a)(32).

                      ARTICLE 6 - ADMINISTRATIVE PROVISIONS


6.1  Duties and Powers of the Administrator
     --------------------------------------

     (a) The Administrator shall administer the Plan in accordance with the Plan and ERISA and shall have full discretionary power and authority:

          (i) to engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other firms or persons and (with its officers, directors and Employees) to rely upon the reports, advice, opinions or valuations of any such persons except as required by law;

          (ii) to adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such rules;

         (iii) to construe the Plan and the Rules of the Plan;

          (iv) to determine questions of eligibility and vesting of Participants;

          (v) to determine entitlement to a Benefit and to distributions of Participants, former Participants, Beneficiaries, and all other persons;

          (vi) to make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority,

         (vii) to appoint claims and review officials to conduct claims procedures as provided in Section 6.6; and

        (viii) to delegate any duty, power or responsibility to the Pension Committee, to any firm or person engaged under paragraph (i) or to any other person or persons.

     (b) Every finding, decision, and determination made by the Administrator (or its delegate) shall, to the full extent permitted by law, be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

6.2  Pension Committee
     -----------------

     (a) The Board may establish a Pension Committee consisting of three or more members to hold office at the pleasure of the Board.

     (b) The Pension Committee shall have such powers, duties and responsibilities as are delegated to it by the Board. The Board may amend, modify or terminate the delegation of powers, duties and responsibilities to the Pension Committee from time to time. Any power, duty or responsibility no longer delegated to the Pension Committee shall become a power, duty or responsibility of the Board, and may be delegated by the Board to such person or persons as the Board determines appropriate. Pension Committee members shall not receive payment for their services as such.

     (c) Appointment of Pension Committee members shall be effective upon filing of written acceptance of appointment with the Board. A Pension Committee member may resign at any time by delivery of a written notice to the Board. Any or all members of the Pension Committee serve at the pleasure of the Board and may be removed at any time with or without cause by the Board.

     (d) Vacancies in the Pension Committee shall be filled in accordance with subsection (a).

     (e) The Pension Committee shall act by a majority of its members in office, either by meeting or by a written instrument executed by a majority of the Pension Committee members. The Pension Committee may, by a written instrument executed by all of the Pension Committee members then in office, authorize one of its members to execute any instrument required to be executed by the Pension Committee.

     (f) The Chairperson of the Pension Committee shall appoint a Secretary to keep the minutes of its meetings.

6.3  Limitations upon Powers of the Administrator
     --------------------------------------------

     The Plan shall not be operated so as to discriminate in favor of Participants who are officers or shareholders or who are highly compensated. To the extent reasonably possible, the Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

6.4  Compensation and Indemnification of Administrator:  Expenses of
     ---------------------------------------------------------------
     Administration
     --------------

     (a) The Bank shall pay or reimburse each Pension Committee member and each Employee functioning under Section 6.1(a)(vii) for all expenses (including reasonable attorneys' fees) properly incurred by him in the administration of the Plan.

     (b) The Bank shall indemnify and hold each such Employee and Pension Committee member harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of his functions hereunder.

     (c) The Bank may obtain and provide for any Employee and Pension Committee member, at the Bank's expense, liability insurance against liabilities imposed on him by law.

     (d) Legal fees incurred in the preparation and amendment of documents shall be paid by the Bank.

     (e) Expenses referred to in subsections (a), (b) and (d) not paid by the Bank shall be paid from the Retirement Fund to the extent permitted by law.

     (f) Except as provided in subsection (a), fees and expenses of persons rendering services to the Plan shall not be paid or reimbursed by the Bank, except as agreed upon by the Bank.

6.5  Effect of Administrator Action
     ------------------------------

     Except as provided in Section 6.6, all actions taken and all determinations made by the Administrator (or its delegate) in good faith shall be final and binding upon all Participants, Former Participants, Beneficiaries, Contingent Annuitants and any persons interested in the Plan or the Retirement Fund.

6.6  Claims Procedure
     ----------------

     (a) A claim by a Participant, Former Participant, Beneficiary, Contingent Annuitant or any other person shall be presented to the claims official appointed by the Administrator (or its delegate) in writing within the maximum time permitted by law or under the regulations of the Secretary of Labor or his delegate pertaining to claims procedures.

     (b) The claims official shall, within a reasonable time, consider the claim and shall issue his determination thereon in writing.

     (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund or by the Bank.

     (d) If the claim is wholly or partially denied, the claims official shall, within 90 days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant

     (i)  the specific reason or reasons for such denial;

     (ii) specific references to pertinent Plan provisions on which the denial is based;

    (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

    (iv)  an explanation of the Plan's claim review procedure.

     (e) The Administrator (or its delegate) shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to a review official (appointed by the Administrator (or its delegate) in writing) for a full and fair review. The claimant or his duly authorized representative

          (i) may request a review upon written application to the review official (which shall be filed with it),

          (ii) may review pertinent documents, and

         (iii) may submit issues and comments in writing.

     (f) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the Benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than 60 days alter receipt by the claimant of written notice of denial of his claim.

     (g) The decision by the review official upon review of a claim shall be made not later than 60 days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days alter receipt of such request for review.

     (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

     (i) In considering claims under this claims procedure, the claims official and the review official shall have fiduciary and discretionary authority to make findings of fact and to construe the terms of the Plan and, to the full extent permitted by law, the determination of the claims official (if no review is properly requested or the decision of the review official on review, if review has been properly requested) shall be final and binding on all parties unless held by a court of competent jurisdiction to constitute an abuse of discretion.

6.7  Distributions Pursuant to Qualified Domestic Relations Orders
     -------------------------------------------------------------

     Notwithstanding any other provision of the Plan to the contrary, upon receipt by the Administrator (or its delegate) of a domestic relations order which, but for the time of required payment to the alternate payee or the requirement that the payment to the alternate payee be made in a lump sum payment, would be a qualified domestic relations order as defined in Code Section 414(p), the amount awarded to the alternate payee shall be promptly paid in the manner specified in such order; provided, however, that no such distribution shall be made prior to the Participant's Separation from Service if such distribution could adversely affect the qualified status of the Plan.

                           ARTICLE 7 - TOP HEAVY RULES


7.1  Top-Heavy Determination
     -----------------------

     (a) Solely in the event that this Plan ever becomes Top-Heavy as defined herein, the provisions of this Article shall apply.

     (b) Solely for the purposes of this Article, the following definitions shall be used:

          (i)  "Aggregation Group" shall mean

               a. each plan of the Bank or a Bank Affiliate in which a Key Employee is a Participant (including any such plan which has been terminated if such plan was maintained by the Bank or Bank Affiliate within the last five years ending on the Determination Date for the Plan Year in question), and

               b. each other plan of the Bank or a Bank Affiliate which enables any plan described in subparagraph (i) a. above to meet the requirements of Code Section 401(a)(4) or 410.

          (ii) "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

         (iii) "Controlled Group Employee" shall mean any person who renders services to the Bank or a Bank Affiliate in the status of an employee as that term is defined in Code Section 3121(d).

          (iv) "Key Employee" shall mean a Controlled Group Employee, a former Controlled Group Employee or the Beneficiary of a former Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Controlled Group Employee or former Controlled Group Employee is or was

               a. an officer of the Bank or a Bank Affiliate whose Statutory Compensation for the Plan Year in question exceeds 50% of the amount in effect under Code Section 415(b)(l)(A) (not more than 50 Controlled Group Employees or, if less, the greater of three Controlled Group Employees or ten percent of the Controlled Group Employees shall be treated as officers),

               b. one of the ten Controlled Group Employees owning (or considered as owning within the meaning of Code Section 318) both the largest interest in the Bank or a Bank Affiliate and more than a one-half of 1% interest therein and whose Statutory Compensation for the Plan Year in question equals or exceeds the amount in effect under Code Section 415(c)(1)(A); provided, however, if two Controlled Group Employees have the same interest in the Bank or a Bank Affiliate, the Controlled Group Employee with the greater Statutory Compensation for such Plan Year shall be treated as having the larger interest,

               c. 5% owner of the Bank or a Bank Affiliate, or a 1% owner (within the meaning of Code Sections 416(i)(1)(B) and (C)) of the Bank or a Bank Affiliate whose Statutory Compensation for the Plan Year in question exceeds $150,000.

          (v) "Non-Key Employee" shall mean any Controlled Group Employee who is not a Key Employee.

          (vi) The Plan shall be Top-Heavy if, as of any Determination Date, the sum of the Actuarial Equivalents of the accrued Benefits for Key Employees under all plans in the Aggregation Group (or under this Plan and such other plans as the Bank or a Bank Affiliate elects to take into account under Code Section 416(g)(2)(A)(ii)) exceeds 60% of the sum of the Actuarial Equivalents of accrued Benefits for all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date,

               a. the Actuarial Equivalent of an accrued Benefit shall be determined as of the most recent valuation date (which for purposes hereof shall be the same date as is used for computing Plan costs for minimum funding) occurring within the Plan Year which includes the Determination Date,

               b. the Actuarial Equivalent of the accrued Benefit of any Controlled Group Employee or former Controlled Group Employee shall be increased by the aggregate distributions made during the five-year period ending on the Determination Date with respect to such Controlled Group Employee or former Controlled Group Employee,

               c.   the Actuarial Equivalents of the accrued Benefit of

                    1. any Non-Key Employee who was a Key Employee for any prior Plan Year, and

                    2. any former Controlled Group Employee who performed no services for the employer maintaining the Plan during the five-year period ending on the Determination Date shall be ignored.

               d. If the Actuarial Equivalent of any accrued Benefit under the Plan includes any amount attributable to any rollovers to or from the Plan, such value shall be adjusted, as required by Code Section 416(g)(4)(A).

               Notwithstanding the foregoing, this Plan shall be Top-Heavy if, as of any Determination Date, it is required by Code Section 416(g) to be included in an Aggregation Group which is determined to be a Top-Heavy Group.

        (vii) "Top-Heavy Group" shall mean any Aggregation Group if, as of the Determination Date, the sum of

               a. the present value of the cumulative accrued benefits for all Key Employees under all defined benefit plans in such Aggregation Group, and

               b. the aggregate of the accounts of all Key Employees under all defined contribution plans in such Aggregation Group exceeds 60% of a similar sum determined for all Key Employees and Non-Key Employees.

7.2  Minimum Benefits
     ----------------

     (a) For any Plan Year in which the Plan is Top-Heavy, a Non-Key Employee shall accrue a Benefit expressed as a life annuity (with no ancillary benefits) commencing at his Normal Retirement Date in an amount which is not less than the product of

          (i)  2%,

         (ii) the number of Plan Years beginning on or after January 1, 1984 during which the Plan was Top-Heavy and with respect to which the Participant accrued a Year of Vesting Service, and

         (iii) the Participant's average Statutory Compensation for the period of five consecutive Plan Years in each of which the Participant was an Active Participant and for which the Participant's aggregate Statutory Compensation was the greatest. If the Participant did not receive Compensation in five such Plan Years, his Statutory Compensation shall be averaged over his longest continuous period of participation. In making the computations under this subparagraph, Statutory Compensation for Plan Years which are not included in the Plan Years taken into account under subparagraph (ii) shall be ignored.

     (b) A Participant's minimum Benefit payable under this Section shall not exceed 20% of the amount described in subparagraph (a)(iii).

     (c) If, for any Plan Year, a Participant accrues a minimum Benefit in accordance with subsection (a) and participates in a defined contribution plan of the Bank, his minimum benefit provided in subsection (a) shall be offset by any Bank contribution provided under the defined contribution plan in accordance with Treasury Regulations interpreting Code Section 416(f).

7.3  Vesting
     -------

     (a) For any Plan Year in which the Plan is Top-Heavy, the Vested percentage of a Participant's accrued Benefit shall be the percentage shown on the following table:

                    Years of Vesting       Vested
                       Service            Percentage
                       -------            ----------
                      1 (or less)            0%
                      2                     20%
                      3                     40%
                      4                     60%
                      5 (or more)           100%.

     (b) The Vested percentage of a Participant's accrued Benefit shall not be less than the Vested percentage determined as of the last day of the last Plan Year in which the Plan was not Top-Heavy.

     (c) For any Plan Year in which the Plan is not Top-Heavy which follows one or more Plan Years for which the Plan has been Top-Heavy, Section 5.9 shall again become applicable as an amendment to the Plan; thus, each Participant who has had his Vested percentage computed under subsection (a) and who has completed at least Three Years of Vesting Service shall be permitted to elect to have his Vested percentage computed in accordance with subsection (a) for such Plan Year and any subsequent Plan Year in which the Plan is no longer Top-Heavy. Such Participant may make such election within an election period beginning no later than the first day of the first Plan Year in which the Plan is no longer Top-Heavy and ending no later than the latest of

          (i)  the sixtieth day of such Plan Year, or

          (ii) a date which is 60 days alter the day the Participant is issued written notice of his right to make such election by the Administrator (or its delegate).

7.4  Limitation on Benefits
     ----------------------

     For any Plan Year beginning before January 1, 2000 in which the Plan is Top-Heavy,

     (a) the denominator of both the defined benefit plan fraction and the defined contribution plan fraction set forth in Code Sections 415(e)(2)(B) and 415(e)(3)(B), respectively, shall be adjusted by substituting 1.0 for 1.25 and,

     (b) the numerator of the "transition fraction" described in Code Section 415(e)(6)(b)(i) shall be calculated by substituting $41,500 for $51,875,

     but only to the extent required by Code Section 416(h).

                      ARTICLE 8 - MISCELLANEOUS PROVISIONS


8.1  Termination of Plan
     -------------- ----

     While the Plan is intended as a permanent program, the Bank shall have the right at any time to declare the Plan terminated completely as to the Bank, or as to any division, facility or other operational unit thereof, or to discontinue contributions to the Plan. Discharge or layoff of Employees of the Bank or any unit thereof without such a declaration shall not result in a termination or partial termination of the Plan except to the extent required by law. In the event of such termination, partial termination or discontinuance, Benefits accrued to the date of such termination or partial termination for the Participants, Former Participants, Beneficiaries and Contingent Annuitants affected by such termination or partial termination to the extent then funded shall thereupon become nonforfeitable and the Administrator (or its delegate) shall direct the Trustee to make a prompt determination of the fair market value of the Trust Fund and proportionate amounts shall then be allocated so as to provide (to the extent not already provided) Benefits attributable thereto for such Participants, Former Participants, Beneficiaries and Contingent Annuitants in the order of priority set forth below, satisfying the requirements of each class in full before proceeding to the next class. Benefits for affected Participants shall be computed on the basis of Benefit accrued to the date of such termination and Compensation received prior to date of such termination but recognizing such termination or discontinuance and the funds then available and proportionately reducing Benefits within the class as to which funds are inadequate to provide Benefits in full, and such amounts when determined shall remain fixed regardless of any person's employment status thereafter. Such allocation shall be as follows:

     (a)  To so provide all Benefits payable as monthly payments

          (i) which were in pay status as of the beginning of the three-year period ending on the date of such termination or discontinuance as designated by the Administrator (or its delegate) in a manner not inconsistent with applicable law and regulations, based on the provisions of the Plan (as in effect during the five-year period ending on such date), under which such Benefit would be the least, with the lowest Benefit in pay status during such period considered the Benefit in pay status, and

          (ii) which would have been in pay status as of the beginning of such three-year period if the Participant had retired prior to the beginning of the three-year period and if his Benefits had commenced as a Normal Retirement Benefit under Section 5.2 as of the beginning of such period, to each such Benefit based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such Benefit would be the least.

     (b)  To so provide

          (i) all other Benefits (if any) of individuals under the Plan guaranteed under Title IV of ERISA (determined without regard to Section 4022(b)(5) of such Act), and

          (ii) the additional Benefits (if any) which would be determined under clause (i) if Section 4022(b)(6) of such Act did not apply.

     (c) To so provide all other Benefits under the Plan to the extent vested without regard to this Section.

     (d)  To so provide all other Benefits under the Plan.

     (e) In the event of the termination of the Plan, the Benefit of a Participant, Former Participant, Beneficiary and Contingent Annuitant who is a "missing participant" (as defined in ERISA Section 4050(b)(1)) shall be distributed by transferring the "designated benefit" (as defined in ERISA Section 4050(b)(2)) of such Participant, Former Participant, Beneficiary or Contingent Annuitant to the Pension Benefit Guaranty Corporation, or by purchasing irrevocable commitments from an insurer with respect to such "designated benefit" in accordance with ERISA Section 4041(b)(3)(A)(i). Any such transfer and purchase of an irrevocable commitment shall be in accordance with regulations promulgated by the Pension Benefit Guaranty Corporation. The Administrator shall provide to the Pension Benefit Guaranty Corporation such information and certifications regarding the "designated benefits" or irrevocable commitments with respect to such Participants, Former Participants, Beneficiaries and Contingent Annuitants as are required under ERISA Section 4050 and the regulations thereunder. This subsection shall be effective with respect to distributions that occur in Plan Years commencing after final regulations implementing ERISA Section 4050 are promulgated by the Pension Benefit Guaranty Corporation.

8.2  Suspension of Contributions
     ---------------------------

     The Bank shall have the right to suspend its contributions to the Plan at any time for a fixed period of time, and such period may be extended by subsequent action of the Bank. Such suspension shall automatically become a discontinuance of contributions as under Section 8.1 at any time at which, in the opinion of the Enrolled Actuary, such suspension affects the Benefits to be paid or made available under the Plan. No such suspension shall be allowed to create an "accumulated funding deficiency" under Code
     Section 412(a) unless the Plan is then terminated under Section 8.1; provided that, in the event of an unintentional creation of an accumulated funding deficiency, the Bank retains the right for 90 days alter such a deficiency is finally determined to correct it without such termination. In the event of such suspension, the Plan shall otherwise remain in full force and effect.

8.3  Limitation on Certain Distributions
     -----------------------------------

     (a) In the event of the termination of the Plan, the Benefit of any Participant or Former Participant who is or was a Highly Compensated Employee shall not exceed the Benefit that is nondiscriminatory under Code Section 401(a)(4) and the Treasury Regulations thereunder.

     (b) In any Plan Year, the Benefit payments to or on behalf of any Participant or Former Participant who is or was a Highly Compensated Employee and who, in such Plan Year, is a member of the group of 25 such Participants and Former Participants whose Compensation in such Plan Year or a prior Plan Year is highest shall be limited to the maximum amount permitted under Treas. Reg. Section 1 .401(a)(4)- 5(b)(3)(i)(A) and (B), except as provided in subsection (c).

     (c)  The restrictions of subsection (b) shall not apply if

          (i) after all Benefits are paid to the Participant or Former Participant, the value of Plan assets is at least 110% of the value of the current liabilities (as determined under Treas. Reg.
               Section 1.401(a)(4)-5(b)(3)(iv)(A) and (v)) of the Plan, or

         (ii) the value of the Benefits payable to the Participant or Former Participant is less than

               a. 1% of the value of the current liabilities (as determined as provided in paragraph (i)) of the Plan before distribution, or

               b.   $5,000.

         (iii) the Participant to whom such restriction applies provides a written agreement to repay the restricted amount and provides adequate security for such promise to repay in accordance with the requirements of Treas. Reg. Section 1.401(a)(4)- 5(b) and Revenue Ruling 92-76.

8.4  Payments
     --------

     In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator (or its delegate), is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Administrator (or its delegate) may direct that such payment be made to any person found by the Administrator (or its delegate), in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the the Administrator (or its delegate) and the Bank and their officers, directors, employees, owners, agents and representatives.

8.5  Amendment of Plan
     -----------------

     As limited in Section 8.1 of the Plan, complete or partial amendments or modifications to the Plan (including retroactive amendments to meet governmental requirements or prerequisites for tax qualification) may be made from time to time by the Bank; provided, however, that no amendment shall decrease the accrued Benefit of any Participant or Former Participant.

8.6  Retroactive Effect of Plan Amendment
     ------------------------------------

     (a) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the accrued Benefit or vested percentage therein of a Participant whose Separation from Service preceded the date such amendment became effective unless and until he again becomes a Participant and additional contributions are allocated to him.

     (b) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for purposes of Plan participation, vesting or any other Plan purpose with respect to his participation or employment before the date such amendment became effective.

     (c) Except as provided in subsections (a) and (b), all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

8.7  Consolidation or Merger; Adoption of Plan by Other Companies
     ------------------------------------------------------------

     (a) In the event of the consolidation or merger of the Bank with or into any other business entity, or the sale by the Bank or its owner of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietor. If, within 90 days from the effective date of such consolidation, merger or sale of assets, such new corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 8.1.

     (b) There shall be no merger or consolidation with or transfer of the assets or liabilities of the Plan to any other plan unless each Participant in this Plan would, if the combined plan were then terminated, receive a Benefit immediately alter the merger, consolidation or transfer which is equal to or greater than the Benefit he would have been entitled to receive under this Plan immediately before the merger, consolidation or transfer, if the Plan had then terminated.

     (c) Any Bank Affiliate may, with the approval of the Board, adopt the Plan as a whole Bank or as to any one or more divisions by resolution of its own board of directors or agreement of its partners. Such Bank Affiliate shall give written notice of such adoption to the Administrator (or its delegate) and to the Bank by its duly authorized officers.

8.8  Identification of Fiduciaries
     -----------------------------

     (a) The Administrator (or its delegate) and any investment committee shall be named fiduciaries within the meaning of ERISA and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan within the limits set forth in the Plan, subject to proper delegation.

     (b) Such named fiduciaries and every person who exercises any discretionary authority or discretionary control respecting management of the Retirement Fund or the Plan, or exercises any authority or control respecting the management or disposition of the assets of the Retirement Fund or the Plan, or renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Retirement Fund or the Plan or has authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of the Plan, and any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and, as such, shall be subject to provisions of the Plan, ERISA and other applicable laws governing fiduciaries. Any person may act in more than one fiduciary capacity.

8.9  Allocation of Fiduciary Responsibilities
     ----------------------------------------

     (a)  Fiduciary responsibilities under the Plan are allocated as follows:

          (i) The sole power and discretion to manage and control the Plan's assets including, but not limited to, the power to acquire and dispose of Plan assets, is allocated to the Trustee, except to the extent that another fiduciary is appointed in accordance with the Plan with the power to control or manage (including the power to acquire and dispose of) assets of the Plan.

          (ii) The sole duties, responsibilities and powers allocated to the Board shall be those expressly retained under this Plan.

         (iii) The sole duties, responsibilities and powers allocated to the Bank shall be those expressly retained under the Plan.

          (iv) All fiduciary responsibilities not allocated to the Trustee, the Board, the Bank or any investment manager or investment committee are hereby allocated to the Administrator, subject to delegation in accordance with Section 6.1(a)(viii).

     (b) Fiduciary responsibilities under the Plan (other than the power to manage or control the Plan's assets) may be reallocated among those fiduciaries identified as named fiduciaries in Section 8.8 by amending the Plan in the manner prescribed in Section 8.5, followed by such fiduciaries' acceptance of, or operation under, such amended Plan.

8.10  Inspection of Records
      ---------------------

      Copies of the Plan and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by such Participant or such Participant's duly authorized representatives at any reasonable business hour at the principal office of the Bank, any Bank work site at which at least 50 Employees regularly perform services and such other locations as the Secretary of Labor may require.

8.11  Limitation on Rights of Employees
      ---------------------------------

      The Plan is strictly a voluntary undertaking on the part of the Bank and shall not constitute a contract between the Bank and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Bank or to interfere with or restrict the right of the Bank, which is hereby expressly reserved, to discharge or retire any Employee at any time, without notice and with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee or he is entitled to benefit payments from the Pension Benefit Guaranty Corporation. The doctrine of substantial performance shall have no application to Employees or Participants. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

8.12  Use of Funds
      ------------

      Under no circumstances shall any contribution by the Bank under the Plan, or any part of any fund created thereby, be recoverable by the Bank from the Plan or any such fund or from any Participant, Former Participant, Beneficiary, Contingent Annuitant, or other person, or be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants and their Beneficiaries and Contingent Annuitants; provided, however, that

     (a) the portion, if any, of the funds not required for the satisfaction of all liabilities to Participants, Former Participants, Beneficiaries and Contingent Annuitants shall, upon termination of the Plan, revert to the Bank;

     (b) each contribution of the Bank for any Plan Year is hereby conditioned upon its being deductible by the Bank for its fiscal year for which such contribution was made and, to the extent disallowed as a deduction under Code Section 404, such contribution shall be returned to the Bank within one year alter the final disallowance of the deduction by the Internal Revenue Service or a court of competent jurisdiction; and

     (c) a contribution by the Bank made as a result of a mistake of fact shall be returned to the Bank within one year alter payment of the contribution.

8.13  Qualified Military Service
      --------------------------

      Notwithstanding any provision of the Plan to the contrary, benefits and service credits with respect to qualified military service shall be provided in accordance with Code Section 414(u) and any other requirement of federal law.

8.14  Errors and Misstatements
      ------------------------

      In the event of any misstatement, error or omission of fact by a Participant to the Administrator (or its delegate) resulting in payment of Benefits in an incorrect amount, the Administrator (or its delegate) shall promptly cause the amount of future payments to be corrected upon discovery of the facts and shall cause the Trustee to pay the Participant, Former Participant, Beneficiary or Contingent Annuitant any underpayment in cash in a lump sum or to recoup any overpayment from future payments to the Participant, Former Participant, Beneficiary or Contingent Annuitant in such amounts as the Administrator (or its delegate) shall direct or to proceed against the Participant, Former Participant, Beneficiary or Contingent Annuitant for recovery of any such overpayment.

      In the event of any error in the operation or administration of the Plan, or in the event of a breach of fiduciary duty, the Bank and the Administrator may choose to correct such error or breach in accordance with applicable Internal Revenue Service and U.S. Department of Labor policies, procedures and programs and any such correction shall be binding on all plan Participants and beneficiaries.

8.15  Conflicting Claims
      ------------------

      If the Administrator (or its delegate) is confronted with conflicting claims concerning a Benefit, the Administrator (or its delegate) may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrator (or its delegate) shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrator (or its delegate) in such proceeding shall be paid from the Retirement Fund if not paid by the Bank.

8.16  Governing Law
      -------------

      The Plan shall be interpreted, administered and enforced in accordance with the Code and ERISA, and the rights of Participants, Former Participants, Beneficiaries, Contingent Annuitants and all other persons shall be determined in accordance therewith; provided, however, that, to the extent that state law is applicable, the laws of the State of California shall apply.

8.17  Genders and Plurals
      -------------------

      Where the context so indicates, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

8.18  Titles
      ------

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

8.19  Nonalienation of Benefits
      -------------------------

      None of the Benefits, payments, proceeds or claims of any Participant, former Participant, or Beneficiary shall be subject to any claim of any creditor and, in particular, the same shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, garnish, levy or otherwise dispose of or execute upon any right or benefit payable hereunder shall be void. The Fund shall not in any manner be liable or subject to the debts, contracts, liabilities, engagements or costs of any Participant entitled to benefits hereunder, and such benefits shall not be considered an asset of the Participant in the event of his insolvency or bankruptcy. This provision shall not prevent the Plan from complying with the terms of a "qualified domestic relations order" as defined in Code Sections 401(a)(13) and 414(p) or any domestic relations order entered into before January 1, 1985.

8.20  References
      ----------

      Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently amended, enacted, adopted or executed statute, regulation or document.


      IN WITNESS WHEREOF, the Bank has caused this Plan to be executed by its duly authorized officer effective as set forth herein.




                                           QUAKER CITY BANK
Date:
     ------------------------------


                                           By:
                                                 -------------------------------

                                           Title:
                                                 -------------------------------

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

                       APPENDIX A - LIVING MINIMUM BENEFIT


A-1 For purposes of determining a Participant's or Former Participant's Normal Retirement Benefit as described in Section 5.3(c), such Participant's or Former Participant's December 31, 1999 Retirement Benefit shall be updated to reflect any increases in the Participant's or Former Participant's Compensation since December 31, 1999.

A-2 For purposes of determining a Participant's or Former Participant's Early Retirement Benefit as described in Section 5.5(b), such Participant's or Former Participant's December 31, 1999 Retirement Benefit shall be updated to reflect any increases in the Participant's or Former Participant's Compensation since December 31, 1999.

A-3 For purposes of determining a Participant's or Former Participant's Late Retirement Benefit as described in Section 5.7(c), such Participant's or Former Participant's December 31, 1999 Retirement Benefit shall be updated to reflect any increases in the Participant's or Former Participant's Compensation since December 31, 1999.

A-4 For purposes of determining a Participant's or Former Participant's Vested Retirement Benefit as described in Section 5.9(e), such Participant's or Former Participant's December 31, 1999 Retirement Benefit payable in the form of a life annuity or Joint and Survivor Annuity shall be updated to reflect any increase in the Participant's or Former Participant's Compensation since December 31, 1999.

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

                 APPENDIX B - SPECIAL EFFECTIVE DATE PROVISIONS


Notwithstanding the general effective date of this amended and restated Plan, certain provisions will have earlier effective dates, as described below:

1. The provisions of Plan Section 1.9 relating to crediting of Hours of Service during periods of leave under the Family and Medical Leave Act of 1993 are effective August 5, 1993.

2. The definition of Leased Employee in Plan Section 1.26 is effective January 1, 1997.

3. The definition of Highly Compensated Employee in Plan Section 1.30 is effective January 1, 1997.

4.  Section 8.13 of the Plan is effective December 12, 1994.

5. The last two sentences of the third paragraph of Section 1.09 of the Plan as in effect on December 31, 1999 are deleted effective January 1, 1997.

6. Section 1.27(h) of the Plan as in effect on December 31, 1999 is deleted effective January 1, 1997.

7. Section 11.02(e) of the Plan as in effect on December 31, 1999, is amended, effective January 1, 1998, by the addition of the following sentence at the end thereof:

     "Effective for Plan Years beginning on and after January 1, 1998, 'Compensation' shall include any amounts not includible in the Participant's IRS Form W-2 by reason of a salary reduction agreement with the Employer under Code Section 125, 401(k), 402(e)(3), 402(h) or 403(b) which if paid would have been taxable compensation."

                                       66